SPARE PARTS SECURITY AGREEMENT


                                      FROM


                           CONTINENTAL AIRLINES, INC.


                                       TO


                            WILMINGTON TRUST COMPANY,
                                As Security Agent


                          Dated as of December 6, 2002


                      Floating Rate Secured Notes due 2007

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                                TABLE OF CONTENTS

                                                                            PAGE

               ARTICLE 1 - DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01   DEFINITIONS.....................................................1
SECTION 1.02   RULES OF CONSTRUCTION...........................................1

                          ARTICLE 2 - SECURITY INTEREST

SECTION 2.01   GRANT OF SECURITY INTEREST......................................2

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

SECTION 3.01   ORGANIZATION; QUALIFICATION.....................................4
SECTION 3.02   CORPORATE AUTHORIZATION.........................................4
SECTION 3.03   NO VIOLATION....................................................5
SECTION 3.04   APPROVALS.......................................................5
SECTION 3.05   VALID AND BINDING AGREEMENTS....................................5
SECTION 3.06   REGISTRATION AND RECORDATION....................................5
SECTION 3.07   THE COMPANY'S LOCATION..........................................5
SECTION 3.08   COMPLIANCE WITH LAWS............................................6
SECTION 3.09   BROKER'S FEES...................................................6
SECTION 3.10   SECTION 1110....................................................6

                              ARTICLE 4 - COVENANTS

SECTION 4.01   NOTICE OF CHANGE OF LOCATION....................................6
SECTION 4.02   USE, POSSESSION AND DESIGNATED LOCATIONS........................6
SECTION 4.03   PERMITTED SALE OR DISPOSITIONS..................................7
SECTION 4.04   CERTAIN ASSURANCES..............................................8
SECTION 4.05   INDENTURE OBLIGATIONS...........................................8

                              ARTICLE 5 - INSURANCE

SECTION 5.01   APPLICATION OF INSURANCE PROCEEDS...............................8
SECTION 5.02   APPLICATION OF PAYMENTS DURING EXISTENCE OF A SPECIAL DEFAULT
               OR EVENT OF DEFAULT.............................................9

                              ARTICLE 6 - REMEDIES

SECTION 6.01   REMEDIES........................................................9
SECTION 6.02   APPLICATION OF PROCEEDS........................................11
SECTION 6.03   OBLIGATIONS OF COMPANY NOT AFFECTED BY REMEDIES................11
SECTION 6.04   REMEDIES CUMULATIVE............................................11
SECTION 6.05   DISCONTINUANCE OF PROCEEDINGS..................................12

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SECTION 6.06   WAIVER OF PAST DEFAULTS........................................12
SECTION 6.07   APPOINTMENT OF RECEIVER........................................12
SECTION 6.08   SECURITY AGENT AUTHORIZED TO EXECUTE BILLS OF SALE, ETC........12

                           ARTICLE 7 - CASH COLLATERAL

SECTION 7.01   MAINTAINING THE CASH COLLATERAL................................13
SECTION 7.02   INVESTING OF CASH COLLATERAL...................................13
SECTION 7.03   RELEASE OF CASH COLLATERAL.....................................14

                           ARTICLE 8 - SECURITY AGENT

SECTION 8.01   SECURITY AGENT.................................................14

                            ARTICLE 9 - MISCELLANEOUS

SECTION 9.01   TERMINATION....................................................15
SECTION 9.02   BENEFITS OF SECURITY AGREEMENT RESTRICTED......................15
SECTION 9.03   CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE
               CONTAINED THEREIN; BASIS THEREFOR..............................15
SECTION 9.04   APPRAISER'S CERTIFICATE........................................15
SECTION 9.05   NOTICES; WAIVER................................................15
SECTION 9.06   AMENDMENTS, ETC................................................16
SECTION 9.07   NO WAIVER......................................................16
SECTION 9.08   CONFLICT WITH TRUST INDENTURE ACT OF 1939......................17
SECTION 9.09   SUCCESSORS AND ASSIGNS.........................................17
SECTION 9.10   GOVERNING LAW..................................................17
SECTION 9.11   EFFECT OF HEADINGS.............................................17
SECTION 9.12   COUNTERPART ORIGINALS..........................................17
SECTION 9.13   SEVERABILITY...................................................17
SECTION 9.14   SURVIVAL PROVISIONS............................................17
SECTION 9.15   BANKRUPTCY.....................................................18

APPENDIX I     DEFINITIONS

EXHIBIT A      FORM OF SUPPLEMENTAL SECURITY AGREEMENT (To Add
               Designated Locations)

SCHEDULE 1     DESIGNATED LOCATIONS

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                         SPARE PARTS SECURITY AGREEMENT

     SPARE PARTS SECURITY AGREEMENT, dated as of December 6, 2002, by and between CONTINENTAL AIRLINES, INC., a Delaware corporation (the "COMPANY"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Security Agent appointed pursuant to the Indenture (the "SECURITY AGENT").

                                    RECITALS

     WHEREAS, the Company, which is a certificated air carrier under Section 44705 of title 49 of the U.S. Code, the Trustee, the Policy Provider and the Liquidity Provider have entered into the Indenture, providing for the issuance of $200,000,000 aggregate principal amount of the Securities; and

     WHEREAS, in order to secure the payment of the principal amount of and interest on the Securities and all other Obligations of the Company under the Indenture, the Securities and the other Operative Documents, the Company has agreed to grant a security interest in certain Spare Parts, Appliances and other Collateral, as provided for herein; and

     WHEREAS, Schedule 1 to this Agreement specifically describes the locations at which such Spare Parts and Appliances covered by the security interest of this Agreement may be maintained by or on behalf of the Company, and Section 4.02(b) of this Agreement provides for the designation of additional locations pursuant to Supplemental Security Agreements; and

     WHEREAS, the Company and the Security Agent wish to set forth herein their respective rights, liabilities and obligations with respect to the Spare Parts Collateral.

     NOW, THEREFORE, in consideration of the premises and other benefits to the Company, the receipt and sufficiency of which are hereby acknowledged, the Company and the Security Agent agree as follows:

                                    ARTICLE 1

                      DEFINITIONS AND RULES OF CONSTRUCTION

     SECTION 1.01 DEFINITIONS. Capitalized terms used above or hereinafter and not otherwise defined herein shall have the meanings ascribed to such terms in
Section 1 of the Definitions Appendix attached hereto as Appendix I, which shall be part of this Security Agreement as if fully set forth in this place. Unless otherwise defined in this Security Agreement or in Section 1 of the Definitions Appendix, terms defined in Article 8 or 9 of the UCC as in effect in the State of New York (the "NY UCC") are used in this Security Agreement as such terms are defined in such Article 8 or 9.

     SECTION 1.02 RULES OF CONSTRUCTION. The rules of construction for this Security Agreement are set forth in Section 2 of the Definitions Appendix.

                                    ARTICLE 2

                                SECURITY INTEREST

     SECTION 2.01 GRANT OF SECURITY INTEREST. To secure the prompt payment of the principal amount of, interest on, and Premium, if any, and Break Amount, if any, with respect to, all Securities from time to time outstanding under the Indenture according to their tenor and effect, and the prompt payment of all other amounts from time to time owing by the Company under, and the performance and observance by the Company of all the agreements, covenants and provisions contained in, the Indenture, the Securities, this Security Agreement and the other Operative Documents (collectively, the "OBLIGATIONS"), for the benefit of the Holders and each of the Indemnitees, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Securities by the Holders thereof, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Company has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Security Agent, its successors in trust and assigns, for the security and benefit of, the Holders and each of the Indemnitees, a first priority security interest in and mortgage lien on all right, title and interest of the Company in, to and under the following described property, rights and privileges, whether now owned or hereafter acquired (which, collectively, together with all property hereafter specifically subject to the Lien of this Security Agreement by the terms hereof or any supplement hereto, are included within, and are referred to as, the "SPARE PARTS COLLATERAL"), to wit:

          (1) all Spare Parts and Appliances first placed in service after October 22, 1994 and currently owned or hereafter acquired by the Company that (a) are appropriate for incorporation in, installation on, attachment or appurtenance to, or use in, (i) one or more of the following models of
     Aircraft: a Boeing model 737-700, 737-800, 737-900, 757-200, 757-300,
     767-200, 767-400 or 777-200 Aircraft; (ii) any Engine utilized on any such Aircraft; or (iii) any other Qualified Spare Part, and (b) are not appropriate for incorporation in, installation on, attachment or appurtenance to, or use in, any other model of Aircraft currently operated by the Company or any Engine utilized on any such other model of Aircraft ("QUALIFIED SPARE PARTS"), PROVIDED that the following shall be excluded from the Lien of this Security Agreement: (w) any Spare Part or Appliance so long as it is incorporated in, installed on, attached or appurtenant to, or being used in, an Aircraft, Engine or Qualified Spare Part that is so incorporated, installed, attached, appurtenant or being used; (x) any Spare Part or Appliance that has been incorporated in, installed on, attached or appurtenant to, or used in an Aircraft, Engine or Qualified Spare Part that has been so incorporated, installed, attached, appurtenant or used, for so long after its removal from such Aircraft or Engine as it remains owned by a lessor or conditional seller of, or subject to a Lien applicable to, such Aircraft or Engine; (y) the Excluded Parts; and (z) any Spare Part or Appliance leased to, loaned to, or held on consignment by, the Company (such Spare Parts and Appliances, giving effect to such exclusions, the "PLEDGED SPARE PARTS");

          (2) the rights of the Company under any warranty or indemnity, express or implied, regarding title, materials, workmanship, design or patent infringement or related matters in respect of the Pledged Spare Parts (the "WARRANTIES");

          (3) all proceeds with respect to the sale or other disposition by the Security Agent of any Pledged Spare Part or other Spare Parts Collateral pursuant to the terms of this Security Agreement, and all insurance proceeds with respect to any Pledged Spare Part, but excluding any insurance maintained by the Company and not required under the Collateral Maintenance Agreement;

          (4) all rents, revenues and other proceeds collected by the Security Agent pursuant to Section 6.01(c);

          (5) all Eligible Accounts; all cash, Investment Securities and other financial assets held therein by the Security Agent or an Eligible Institution; and all security entitlements with respect thereto;

          (6) all repair, maintenance and inventory records, logs, manuals and all other documents and materials similar thereto (including, without limitation, any such records, logs, manuals, documents and materials that are computer print-outs) at any time maintained, created or used by the Company, and all records, logs, documents and other materials required at any time to be maintained by the Company pursuant to the FAA or under the Federal Aviation Act, in each case with respect to any of the Pledged Spare Parts (the "SPARE PARTS DOCUMENTS"); and

          (7) all proceeds of the foregoing.

     PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing, (a) the Security Agent shall not take or cause to be taken any action contrary to the Company's right hereunder to quiet enjoyment of the Pledged Spare Parts, to possess, use, retain and control the Pledged Spare Parts and to all revenues, income and profits derived therefrom, and (b) the Company shall have the right, to the exclusion of the Security Agent, with respect to the warranties and indemnities referred to in clause (2) above, to exercise in the Company's name all rights and powers (other than to amend, modify or waive any of the warranties or indemnities contained therein, except in the exercise of the Company's reasonable business judgment) and to retain any recovery or benefit resulting from the enforcement of any such warranty or indemnity; and PROVIDED FURTHER THAT, notwithstanding the occurrence or continuation of an Event of Default, the Security Agent shall not enter into any amendment of any such warranty or indemnity which would increase the obligations of the Company thereunder.

     TO HAVE AND TO HOLD all and singular the aforesaid property unto the Security Agent, and its successors and assigns, in trust for the equal and proportionate benefit and security of the Holders and the Indemnitees, except as provided in Section 3.2 of the Indenture, without any preference, distinction or priority of any one Security over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases and as to all property specified in clauses (1) through (7) inclusive above, subject to the terms and provisions set forth in this Security Agreement.

     The Company does hereby constitute the Security Agent the true and lawful attorney of the Company, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Company or otherwise) to ask for, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of all property which now or hereafter constitutes part of the Spare Parts Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Security Agent may deem to be necessary or advisable in the premises; PROVIDED that the Security Agent shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Default hereunder.

     The Company agrees that at any time and from time to time, upon the written request of the Security Agent, the Company will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents (including without limitation UCC continuation statements) as the Security Agent may reasonably deem necessary to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Security Agent the full benefits of the assignment hereunder and of the rights and powers herein granted.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to the Trustee, the Liquidity Provider, the Policy Provider and the Security Agent as follows:

     SECTION 3.01 ORGANIZATION; QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under the Operative Documents to which it is party. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature and extent of the business conducted by it, or the ownership of its properties, requires such qualification, except where the failure to be so qualified would not give rise to a Material Adverse Change to the Company.

     SECTION 3.02 CORPORATE AUTHORIZATION. The Company has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by its Certificate of Incorporation or By-Laws) to authorize the execution and delivery of each of the Operative Documents to which it is party, and the performance of its obligations thereunder.

     SECTION 3.03 NO VIOLATION. The execution and delivery by the Company of the Operative Documents to which it is party, the performance by the Company of its obligations thereunder and the consummation by the Company on the Closing Date of the transactions contemplated thereby, do not and will not (a) violate any provision of the Certificate of Incorporation or By-Laws of the Company, (b) violate any Law applicable to or binding on the Company or (c) violate or constitute any default under (other than any violation or default that would not result in a Material Adverse Change to the Company), or result in the creation of any Lien (other than as permitted under this Security Agreement) upon the Pledged Spare Parts under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which the Company is a party or by which the Company or any of its properties is bound.

     SECTION 3.04 APPROVALS. The execution and delivery by the Company of the Operative Documents to which the Company is a party, the performance by the Company of its obligations thereunder and the consummation by the Company on the Closing Date of the transactions contemplated thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any debt of the Company and (b) any Government Entity, other than the filing of (x) the FAA Filed Documents (with the FAA) and the Financing Statements (and continuation statements periodically) and (y) filings, recordings, notices or other ministerial actions pursuant to any routine recording, contractual or regulatory requirements applicable to it.

     SECTION 3.05 VALID AND BINDING AGREEMENTS. The Operative Documents to which the Company is a party have been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

     SECTION 3.06 REGISTRATION AND RECORDATION. Except for (a) the filing for recordation (and recordation) of the FAA Filed Documents with the FAA, (b) the filing of the Financing Statements (and continuation statements relating thereto at periodic intervals), and (c) the deposit of the Initial Cash Collateral with, and the holding and investment of the Initial Cash Collateral by, the Security Agent in accordance with Article 7, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the UCC) is necessary in order to establish and perfect the Security Agent's security interest in the Pledged Spare Parts, the Warranties, the Spare Parts Documents and the Initial Cash Collateral as against the Company and any other Person, in each case, in any applicable jurisdictions in the United States.

     SECTION 3.07 THE COMPANY'S LOCATION. The Company's location (as such term is used in Section 9-307 of the UCC) is Delaware. The full and correct legal name and mailing address of the Company are correctly set forth in Section 9.05.

     SECTION 3.08 COMPLIANCE WITH LAWS. (a) The Company is a Citizen of the United States and a U.S. Air Carrier.

     (b) The Company holds all licenses, permits and franchises from the appropriate Government Entities necessary to authorize the Company to lawfully engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except where the failure to so hold any such license, permit or franchise would not give rise to a Material Adverse Change to the Company.

     (c) The Company is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 3.09 BROKER'S FEES. No Person acting on behalf of the Company is or will be entitled to any broker's fee, commission or finder's fee in connection with the transactions pursuant to the Operative Documents on the Closing Date, other than the fees and expenses payable by the Company in connection with the sale of the Securities.

     SECTION 3.10 SECTION 1110. The Security Agent is entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Pledged Spare Parts and to enforce any of its other rights or remedies as provided in the Security Agreement in the event of a case under Chapter 11 of the Bankruptcy Code in which the Company is a debtor.

                                    ARTICLE 4

                                    COVENANTS

     SECTION 4.01 NOTICE OF CHANGE OF LOCATION. The Company will give Security Agent timely written notice (but in any event within 30 days prior to the expiration of the period of time specified under applicable Law to prevent lapse of perfection) of any change in its location (as such term is used in Section 9-307 of the UCC) or legal name and will promptly take any action required by
Section 4.04(c) as a result of such relocation.

     SECTION 4.02 USE, POSSESSION AND DESIGNATED LOCATIONS.

     (a) Subject to the terms of the Collateral Maintenance Agreement, the Company shall have the right, at any time and from time to time at its own cost and expense, without any release from or consent by the Security Agent, to deal with the Pledged Spare Parts in any manner consistent with the Company's ordinary course of business, including without limitation any of the following:

               (i) to incorporate in, install on, attach or make appurtenant to, or use in, any Aircraft, Engine or Qualified Spare Part leased to or owned by the Company (whether or not subject to any Lien) any Pledged Spare Part, free from the Lien of this Security Agreement;

               (ii) to dismantle any Pledged Spare Part that has become worn out or obsolete or unfit for use, and to sell or dispose of any such Pledged Spare Part or any salvage resulting from such dismantling, free from the Lien of this Security Agreement; and

               (iii) to transfer any or all of the Pledged Spare Parts located at one or more Designated Locations to one or more other Designated Locations or to one or more locations which are not Designated Locations.

     (b) The Company shall keep the Pledged Spare Parts at one or more of the Designated Locations, except as otherwise permitted under Sections 4.02(a) or
4.03 of this Agreement or the Collateral Maintenance Agreement. If and whenever the Company shall wish to add a location as a Designated Location, the Company will furnish to the Security Agent the following:

               (i) a Supplemental Security Agreement duly executed by the Company, identifying each location that is to become a Designated Location and specifically subjecting the Pledged Spare Parts at such location to the Lien of this Security Agreement;

               (ii) an Opinion of Counsel, dated the date of execution of said Supplemental Security Agreement, stating that said Supplemental Security Agreement has been duly filed for recording in accordance with the provisions of the Federal Aviation Act, and either: (a) no other filing or recording is required in any other place within the United States in order to perfect the Lien of this Security Agreement on the Qualified Spare Parts held at the Designated Locations specified in such Supplemental Security Agreement under the laws of the United States, or (b) if any such other filing or recording shall be required that said filing or recording has been accomplished in such other manner and places, which shall be specified in such Opinion of Counsel, as are necessary to perfect the Lien of this Security Agreement; and

               (iii) An Officers' Certificate stating that in the opinion of the Officers executing the Officers' Certificate, all conditions precedent provided for in this Security Agreement relating to the subjection of such property to the Lien of this Security Agreement have been complied with.

     SECTION 4.03 PERMITTED SALE OR DISPOSITIONS.

     (a) So long as no Event of Default has occurred and is continuing, the Company may sell, transfer or dispose of Pledged Spare Parts free from the Lien of the Security Agreement, subject to the provisions of the Collateral Maintenance Agreement.

     (b) No purchaser in good faith of property purporting to be transferred pursuant to Section 4.02(a)(ii) or 4.03(a) shall be bound to ascertain or inquire into the authority of the Company to make any such transfer, free and clear of the Lien of this Security Agreement. Any instrument of transfer executed by the Company under Section 4.02(a)(ii) or 4.03 shall be sufficient for the purposes of this Security Agreement and shall constitute a good and valid release, assignment and transfer of the property therein described free from any right, title or interest of the Security Agent and the Lien of this Security Agreement.

     SECTION 4.04 CERTAIN ASSURANCES. (a) The Company shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as Security Agent shall reasonably request for accomplishing the purposes of this Security Agreement, PROVIDED that any instrument or other document so executed by the Company will not expand any obligations or limit any rights of the Company in respect of the transactions contemplated by any Operative Document.

     (b) The Company shall promptly take such action with respect to the recording, filing, re-recording and refiling of this Security Agreement and any amendments or supplements thereto, as shall be necessary to continue the perfection and priority of the Lien created by this Security Agreement.

     (c) The Company, at its sole cost and expense, will cause the FAA Filed Documents, the Financing Statements and all continuation statements (and any amendments necessitated by any consolidation or merger of the Company, any conveyance, transfer or lease of all or substantially all of the assets of the Company, or any change of the Company's location) in respect of the Financing Statements to be prepared and, subject only to the execution and delivery thereof by Security Agent, duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Federal Aviation Act (with respect to the FAA Filed Documents) or the UCC or similar law of any other applicable jurisdiction (with respect to such other documents).

     SECTION 4.05 INDENTURE OBLIGATIONS. The Company agrees to perform and observe all of the agreements, covenants and obligations of the Company set forth in the Indenture, the Securities and the other Operative Documents (it being understood that this Section 4.05 shall not restrict the ability to amend or supplement, or waive compliance with, any Operative Document in accordance with its terms).

                                    ARTICLE 5

                                    INSURANCE

     SECTION 5.01 APPLICATION OF INSURANCE PROCEEDS. (a) As between the Company and the Security Agent, all insurance proceeds up to the Debt Balance paid under policies required to be maintained by the Company pursuant to the Collateral Maintenance Agreement as a result of the occurrence of an Event of Loss with respect to any Pledged Spare Parts involving proceeds in excess of the Threshold Amount will be paid to the Security Agent. If either the Security Agent or the Company receives a payment of such insurance proceeds in excess of its entitlement pursuant to this Section 5.01, it shall promptly pay such excess to the other. At any time or from time to time after the receipt by the Security Agent of insurance proceeds, upon submission to the Security Agent of an Officers' Certificate stating that the Company has after the occurrence of such Event of Loss purchased additional Qualified Spare Parts that are located at or have been shipped by vendor(s) to a Designated Location, and stating the aggregate purchase price for such additional Qualified Spare Parts, the Security Agent shall pay the amount of such purchase price, up to the amount of such insurance proceeds not previously disbursed pursuant to this sentence or otherwise distributed under the Indenture in accordance with its terms, to the Company or its designee.

     (b) All proceeds of insurance required to be maintained by the Company in accordance with the Collateral Maintenance Agreement in respect of any property damage or loss involving proceeds of the Threshold Amount or less or not constituting an Event of Loss with respect to any Pledged Spare Parts and insurance proceeds in excess of the Debt Balance shall be paid over to, and retained by, the Company.

     SECTION 5.02 APPLICATION OF PAYMENTS DURING EXISTENCE OF A SPECIAL DEFAULT OR EVENT OF DEFAULT. Any amount described in this Article 5 that is payable or creditable to, or retainable by, the Company shall not be paid or credited to, or retained by, the Company if at the time such payment, credit or retention would otherwise occur a Special Default or Event of Default shall have occurred and be continuing, but shall instead be held by or paid over to the Security Agent as security for the obligations of the Company under this Security Agreement and shall be invested pursuant to Article 7 hereof. At such time as there shall not be continuing any Special Default or Event of Default, such amount and any gains thereon shall be paid to the Company to the extent not previously applied in accordance with this Security Agreement.

                                    ARTICLE 6

                                    REMEDIES

     SECTION 6.01 REMEDIES. (a) If an Event of Default shall have occurred and be continuing and so long as the same shall continue unremedied, then and in every such case the Security Agent may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article 6, shall have and may exercise all of the rights and remedies of a secured party under the UCC, may take possession of all or any part of the properties covered or intended to be covered by the Lien created hereby or pursuant hereto, may exclude the Company and all persons claiming under it wholly or partly therefrom and may sell the Spare Parts Collateral as a whole or from time to time in part; PROVIDED, that the Security Agent shall give the Company twenty days' prior written notice of its intention to sell any Spare Parts Collateral. Without limiting any of the foregoing, it is understood and agreed that the Security Agent may exercise any right of sale of any Spare Parts Collateral available to it, even though it shall not have taken possession of such Spare Parts Collateral and shall not have possession thereof at the time of such sale.

     (b) If an Event of Default shall have occurred and be continuing, at the request of the Security Agent, the Company shall assemble the Spare Parts Collateral and make it available to the Security Agent at the Designated Locations and shall promptly execute and deliver to the Security Agent such instruments of title and other documents as the Security Agent may deem necessary or advisable to enable the Security Agent or an agent or representative designated by the Security Agent, at such time or times and place or places as the Security Agent may specify, to obtain possession of all or any part of the Spare Parts Collateral to which the Security Agent shall at the time be entitled hereunder. If the Company shall for any reason fail to execute and deliver such instruments and documents after such request by the Security Agent, the Security Agent may (i) obtain a judgment conferring on the Security Agent the right to immediate possession and requiring the Company to execute and deliver such instruments and documents to the Security Agent, to the entry of which judgment the Company hereby specifically consents to the fullest extent permitted by Law, and (ii) pursue all or part of such Spare Parts Collateral wherever it may be found and may enter any of the premises of Company wherever such Spare Parts Collateral may be or are supposed to be and search for such Spare Parts Collateral and take possession of and remove such Spare Parts Collateral. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Security Agreement.

     (c) Upon every such taking of possession, the Security Agent may, from time to time, at the expense of the Spare Parts Collateral, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Spare Parts Collateral, as it may deem proper. In each such case, the Security Agent shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Spare Parts Collateral and to exercise all rights and powers of the Company relating to the Spare Parts Collateral, as the Security Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Spare Parts Collateral or any part thereof as the Security Agent may determine, and the Security Agent shall be entitled to collect and receive directly all rents, revenues and other proceeds of the Spare Parts Collateral and every part thereof, without prejudice, however, to the right of the Security Agent under any provision of this Security Agreement to collect and receive all cash held by, or required to be deposited with, the Security Agent hereunder. Such rents, revenues and other proceeds shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Spare Parts Collateral and of conducting the business thereof, and to make all payments which the Security Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Spare Parts Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Company), and all other payments which the Security Agent may be required or authorized to make under any provision of this Security Agreement, as well as just and reasonable compensation for the services of the Security Agent, and of all persons properly engaged and employed by the Security Agent with respect hereto.

     (d) The Holders shall be entitled, at any sale pursuant to this Section 6.01, to credit against any purchase price bid at such sale by such Holder all or any part of the unpaid obligations owing to such Holder and secured by the Lien of this Security Agreement (only to the extent that such purchase price would have been paid to such Holder pursuant to Section 3.2 of the Indenture if such purchase price were paid in cash and the foregoing provisions of this subsection (d) were not given effect).

     (e) In the event of any sale of the Spare Parts Collateral, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Security Agreement, the unpaid principal amount of all Securities then outstanding, together with accrued interest thereon, Break Amount, if any, Premium, if any, and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

     (f) After the occurrence and during the continuation of an Event of Default, in taking, or refraining from taking, any action under this Security Agreement pursuant to the exercise of remedies under Article 6, the Security Agent shall be directed by the Controlling Party.

     SECTION 6.02 APPLICATION OF PROCEEDS. If, in the case of the happening of any Event of Default or Acceleration, the Security Agent shall exercise any of the powers conferred upon it by Section 6.01 hereof, all payments made by the Company to the Security Agent hereunder after such Event of Default or Acceleration, and the proceeds of any judgment collected by the Security Agent hereunder, and the proceeds of every sale or lease by the Security Agent hereunder of any part or the whole of the Spare Parts Collateral, together with any other sums which may then be held by the Security Agent under any of the provisions hereof, shall be applied by the Security Agent in the manner set forth in Section 7.10 of the Indenture.

     After all such payments shall have been made in full, the title to any part or the whole of the Spare Parts Collateral remaining unsold and abandoned by the Security Agent shall be conveyed by the Security Agent to the Company or its named designee free from any further liabilities or obligations to the Security Agent hereunder. If after applying all such sums of money realized by the Security Agent as aforesaid there shall remain any amount due to the Security Agent under the provisions hereof, the Company agrees to pay the amount of such deficit to the Security Agent for application in accordance with the Indenture.

     SECTION 6.03 OBLIGATIONS OF COMPANY NOT AFFECTED BY REMEDIES. No retaking of possession of part or the whole of the Spare Parts Collateral by the Security Agent, nor any withdrawal, lease or sale thereof, nor any action or failure or omission to act against the Company or in respect of the Spare Parts Collateral, on the part of the Security Agent, the Controlling Party or the Holder of any Securities, nor any delay or indulgence granted to the Company by the Security Agent, the Controlling Party or any such Holder, shall affect the obligations of the Company hereunder. The Security Agent may at any time upon notice in writing to the Company apply to any court of competent jurisdiction for instructions as to the application and distribution of the property held by it.

     SECTION 6.04 REMEDIES CUMULATIVE. No right, power or remedy herein conferred upon or reserved to the Security Agent, the Trustee, the Policy Provider, the Liquidity Provider and/or the Holders of the Securities is intended to be exclusive of any other right, power or remedy conferred upon or reserved to any one or more of them and every right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or under the Indenture or the other Operative Documents or now or hereafter existing at law or in equity or otherwise (including, without limitation, under the UCC as in effect in any applicable jurisdiction) and may be exercised from time to time and as often and in such order as may be deemed expedient by the Security Agent, the Trustee, the Policy Provider, the Liquidity Provider and/or the Holders of the Securities, to the extent such right, power or remedy has been conferred upon or reserved to it. The exercise by any of them of any right, power or remedy shall not be construed as a waiver of the right of any of them to exercise at the same time or thereafter any other right, power or remedy, nor as an election precluding exercise at the same time or thereafter of any alternative right, power or remedy.

     SECTION 6.05 DISCONTINUANCE OF PROCEEDINGS. In case the Security Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Agent, then and in every such case the Company and the Security Agent shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Spare Parts Collateral, and all rights, remedies and powers of the Company or the Security Agent shall continue as if no such proceedings had been instituted.

     SECTION 6.06 WAIVER OF PAST DEFAULTS. So long as an Event of Default has occurred and is continuing, upon written instruction from the Controlling Party, the Security Agent shall waive any past Default hereunder and its consequences and upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Security Agreement, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 6.07 APPOINTMENT OF RECEIVER. The Security Agent shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Security Agent or any successor or nominee thereof) for all or any part of the Spare Parts Collateral, whether such receivership be incidental to a proposed sale of the Spare Parts Collateral or the taking of possession thereof or otherwise, and the Company hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Spare Parts Collateral shall be entitled to exercise all the rights and powers of the Security Agent with respect to the Spare Parts Collateral.

     SECTION 6.08 SECURITY AGENT AUTHORIZED TO EXECUTE BILLS OF SALE, ETC. The Company irrevocably appoints, while an Event of Default has occurred and is continuing, the Security Agent the true and lawful attorney-in-fact of the Company (which appointment is coupled with an interest) in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien of this Security Agreement, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, the Company hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable law. Nevertheless, if so requested by the Security Agent or any purchaser, the Company shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Security Agent or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

                                    ARTICLE 7

                                 CASH COLLATERAL

     SECTION 7.01 MAINTAINING THE CASH COLLATERAL. So long as any Obligation of the Company under the Indenture or other Operative Document shall remain unpaid, the Company will maintain all Cash Collateral only with an Eligible Institution in an Eligible Account (as defined below). At the time the Securities are initially issued, the Company shall deposit the Initial Cash Collateral with the Security Agent to be held by the Security Agent as Cash Collateral under this Agreement.

     SECTION 7.02 INVESTING OF CASH COLLATERAL.

     (a) The Security Agent agrees that, notwithstanding anything to the contrary in this Security Agreement or the Indenture, (i) any Investment Securities and any investment earnings thereon shall be credited to an Eligible Account for which either the Security Agent or another Eligible Institution is the "securities intermediary" (as defined in Section 8-102(a)(14) of the NY UCC) and the Security Agent is the "entitlement holder" (as defined in Section 8-102(a)(7) of the NY UCC) of the "securities entitlement" (as defined in
Section 8-102(a)(17) of the NY UCC) with respect to each "financial asset" (as defined in Section 8-102(a)(9) of the NY UCC) credited to such Eligible Account,
(ii) all such amounts, Investment Securities and all other property acquired with cash credited to such Eligible Account will be credited to such Eligible Account, (iii) all items of property (whether cash, investment property, Investment Securities, other investments, securities, instruments or other property) credited to any Eligible Account will be treated as a "financial asset" under Article 8 of the NY UCC, (iv) the "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the NY UCC) with respect to such Eligible Account is the State of New York, and (v) all securities, instruments and other property in order or registered form and credited to an Eligible Account shall be payable to or to the order of, or registered in the name of, the applicable securities intermediary or shall be indorsed to such securities intermediary or in blank, and in no case whatsoever shall any financial asset credited to such Eligible Account be registered in the name of the Company, payable to or to the order of the Company or specially indorsed to the Company except to the extent the foregoing have been specially endorsed by the Company to such securities intermediary or in blank. The Security Agent agrees that it will hold (and will indicate clearly in its books and records that it holds) its "securities entitlement" to the "financial assets" credited to any Eligible Account in trust for the benefit of the Holders and the Trustee. The Company acknowledges that, by reason of the Security Agent being the "entitlement holder" in respect of such Eligible Account as provided above, the Security Agent shall have the sole right and discretion, subject only to the terms of this Security Agreement and the Indenture, to give all "entitlement orders" (as defined in Section 8-102(a)(8) of the NY UCC) with respect to such Eligible Account and any and all financial assets and other property credited thereto to the exclusion of the Company.

     (b) From time to time the Security Agent will (a) invest, or direct the applicable Eligible Institution to invest, amounts received with respect to the applicable Cash Collateral in such Investment Securities as the Company may select and (b) invest or direct the applicable Eligible Institution to invest, interest paid on the Investment Securities referred to in clause (a) above, and reinvest other proceeds of any such Investment Securities that may mature or be sold, in each case in such Investment Securities credited in the same manner. Interest and proceeds that are not invested or reinvested in Investment Securities as provided above shall be deposited and held as Spare Parts Collateral in the applicable Eligible Account.

     (c) The Security Agent may sell or direct any Eligible Institution to sell any Investment Securities and the proceeds of such a sale may be retained by the Security Agent as Spare Parts Collateral hereunder.

     SECTION 7.03 RELEASE OF CASH COLLATERAL. (a) Upon written request by the Company to the Security Agent after notice of redemption of the Securities has been given to Holders pursuant to Article 4 of the Indenture, the Security Agent shall deliver to the Trustee for deposit in the Collection Account Cash Collateral then held by the Security Agent up to the amount required to pay amounts due with respect to the Securities to be redeemed on the applicable Redemption Date.

     (b) If the Collateral Ratio is less than the Maximum Collateral Ratio and the Rotable Ratio is greater than the Minimum Rotable Ratio, in each case as most recently determined pursuant to Article 2 or Section 3.1 of the Collateral Maintenance Agreement, and the Security Agent held any Cash Collateral as of the Valuation Date for such Collateral Ratio and Rotable Ratio (or subsequent date as of which such ratio was recalculated pursuant to Section 3.1 of the Collateral Maintenance Agreement), upon written request of the Company the Security Agent shall pay to the Company an amount of the Cash Collateral such that the Collateral Ratio would not be greater than the Maximum Collateral Ratio and the Rotable Ratio would not be less than the Minimum Rotable Ratio, giving effect to such payment (but otherwise using the information used as of such most recent determination date to determine such ratio).

                                    ARTICLE 8

                                 SECURITY AGENT

     SECTION 8.01 SECURITY AGENT. The Security Agent has been appointed pursuant to the Indenture as Security Agent hereunder. The Security Agent shall be obligated, and shall have the right, hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release of Spare Parts Collateral) solely in accordance with this Security Agreement and the Indenture. Upon 30 days' written notice to the Company, the Security Agent may resign and a successor Security Agent may be appointed in the manner provided for a successor Trustee in the Indenture. Upon the acceptance of any appointment as a Security Agent by a successor Security Agent, that successor Security Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Security Agent under this Security Agreement, and the retiring Security Agent shall thereupon be discharged from its duties and obligations under this Security Agreement. After any retiring Security Agent's resignation, the provisions of this Security Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Security Agreement while it was Security Agent. The Security Agent agrees to and shall have the benefit of all provisions of the Indenture and the other Operative Documents stated therein to be applicable to the Security Agent.

                                    ARTICLE 9

                                  MISCELLANEOUS

     SECTION 9.01 TERMINATION. The Company agrees that this is a continuing agreement and shall remain in full force and effect until the occurrence of the Indenture Discharge Date, at which time the Security Agent shall have no further interest in and to the Spare Parts Collateral and will promptly release all of the Security Agent's interest in and to the Spare Parts Collateral, including any cash and/or Investment Securities held in accordance with the terms of this Security Agreement. The Security Agent shall acknowledge the termination of this Security Agreement and the release of the Spare Parts Collateral by executing and delivering to the Company such instruments to the foregoing effect as the Company shall reasonably request, at the sole cost and expense of the Company.

     SECTION 9.02 BENEFITS OF SECURITY AGREEMENT RESTRICTED. Subject to the provisions of Section 9.09 hereof, nothing in this Security Agreement or the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto, the Controlling Party and, in the case of
Article 3, the Trustee, the Liquidity Provider and the Policy Provider, any legal or equitable right, remedy or claim under or in respect of this Security Agreement or under any covenant, condition or provision herein contained, all such covenants, conditions and provisions, subject to Section 9.09 hereof, being for the sole benefit of the parties hereto, the Controlling Party and, in the case of Article 3, the Trustee, the Liquidity Provider and the Policy Provider.

     SECTION 9.03 CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN; BASIS THEREFOR. Upon any application or Request by the Company to the Security Agent to take any action under any of the provisions of this Security Agreement, the Company shall furnish to the Security Agent an Officers' Certificate and an Opinion of Counsel in compliance with, but only if required by, Sections 12.4 and/or 12.5 of the Indenture.

     SECTION 9.04 APPRAISER'S CERTIFICATE. Unless otherwise specifically provided, an Independent Appraiser's Certificate shall be sufficient evidence of the Appraised Value and Fair Market Value to the Company of any property under this Security Agreement.

     SECTION 9.05 NOTICES; WAIVER. Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Security Agreement to be made upon, given or furnished to, or filed with

     (a) the Company shall be sufficient for every purpose hereunder if in writing and sent by personal delivery, by telecopier, by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to the Company at:

               Continental Airlines, Inc.
               1600 Smith Street
               Houston, Texas  77002
               Attention:  Treasurer

               Telecopier No.:  (713) 324-2447

     (b) the Security Agent shall be sufficient for every purpose hereunder if in writing and sent by personal delivery, by telecopier, by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to the Security Agent at:

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware  19890
               Attention: Corporate Trust Administration

               Telecopier No.:  (302) 651-8882

or to any of the above parties at any other address or telecopier number subsequently furnished in writing by it to each of the other parties listed above. Any such delivery shall be deemed made on the date of receipt by the addressee of such delivery or of refusal by such addressee to accept delivery.

     SECTION 9.06 AMENDMENTS, ETC. (a) This Security Agreement may be amended or supplemented, and compliance with any obligation in this Security Agreement may be waived, as provided in Article 10 of the Indenture.

     (b) The Company and the Security Agent may enter into one or more agreements supplemental hereto without the consent of the Trustee, the Policy Provider, the Liquidity Provider or any Holder for any of the following purposes: (i) to convey, transfer, assign, mortgage or pledge any property to or with the Security Agent; (ii) to correct or amplify the description of any property at any time subject to the Lien of this Security Agreement or better to assure, convey and confirm unto the Security Agent any property subject or required to be subject to the Lien of this Security Agreement; (iii) to add any location as a Designated Location; or (iv) to add to the covenants of the Company for the benefit of the Security Agent, the Trustee, the Policy Provider, the Liquidity Provider or the Holders, or to surrender any rights or power herein conferred upon the Company.

     (c) If, in the opinion of the institution acting as Security Agent hereunder, any document required to be executed by it pursuant to the terms of
Section 9.06 hereof affects any right, duty, immunity or indemnity with respect to such institution under this Security Agreement, such institution may in its discretion decline to execute such document.

     SECTION 9.07 NO WAIVER. No failure on the part of the Security Agent to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Failure by the Security Agent at any time or times hereafter to require strict performance by the Company or any other Person with any of the provisions, warranties, terms or conditions contained herein shall not waive, affect or diminish any right of the Security Agent at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Security Agent or any agent, officer or employee of the Security Agent.

     SECTION 9.08 CONFLICT WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Security Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

     SECTION 9.09 SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of the Company hereunder shall be binding upon the successors and permitted assigns of the Company, and shall, together with the rights and remedies of the Security Agent hereunder, inure to the benefit of the Security Agent, the Trustee, the Holders, and their respective successors and assigns. The interest of the Company under this Security Agreement is not assignable and any attempt to assign all or any portion of this Security Agreement by the Company shall be null and void except for an assignment in connection with a merger, consolidation or conveyance, transfer or lease of all or substantially all the Company's assets permitted under the Indenture.

     SECTION 9.10 GOVERNING LAW. THIS SECURITY AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9.11 EFFECT OF HEADINGS. The Article and Section headings and the Table of Contents contained in this Security Agreement have been inserted for convenience of reference only, and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Security Agreement.

     SECTION 9.12 COUNTERPART ORIGINALS. This Security Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Security Agreement.

     SECTION 9.13 SEVERABILITY. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Security Agreement in any jurisdiction.

     SECTION 9.14 SURVIVAL PROVISIONS. Notwithstanding any right of the Security Agent or any of the Holders to investigate the affairs of the Company, and notwithstanding any knowledge of facts determined or determinable by any of them pursuant to such investigation or right of investigation, all representations and warranties of the Company contained herein shall survive the execution and delivery of this Security Agreement.

     SECTION 9.15 BANKRUPTCY. It is the intention of the parties that the Security Agent shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Pledged Spare Parts and to enforce any of its other rights or remedies as provided herein in the event of a case under Chapter 11 of the Bankruptcy Code in which the Company is a debtor, and in any instance where more than one construction is possible of the terms and conditions hereof or any other pertinent Operative Document, each such party agrees that a construction which would preserve such benefits shall control over any construction which would not preserve such benefits.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed and delivered all as of the date first above written.

                                       CONTINENTAL AIRLINES, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:





                                       WILMINGTON TRUST COMPANY,
                                       as Security Agent


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   Appendix I

                                DEFINITIONS APPENDIX

SECTION 1.  DEFINED TERMS.

     "ACCELERATION" means, with respect to the amounts payable in respect of the Securities issued under the Indenture, such amounts becoming immediately due and payable pursuant to Section 7.2 of the Indenture. "ACCELERATE", "ACCELERATED" and "ACCELERATING" have meanings correlative to the foregoing.

     "ACCRUED INTEREST" is defined in Section 3.6(a) of the Indenture.

     "ADDITIONAL PARTS" is defined in Section 3.1(a)(i) of the Collateral Maintenance Agreement.

     "ADDITIONAL ROTABLES" is defined in Section 3.1(b)(i) of the Collateral Maintenance Agreement.

     "ADVANCE" means any Advance as defined in the Liquidity Facility.

     "AFFILIATE" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "AGENT"  means any  Registrar,  Paying Agent or  co-Registrar  or co-Paying
Agent.

     "AGENT MEMBERS" is defined in Section 2.5(a) of the Indenture.

     "AIRCRAFT" means any contrivance invented, used, or designed to navigate, or fly in, the air.

     "ANNUAL METHODOLOGY" means, in determining an opinion as to the Fair Market Value of the Spare Parts Collateral, taking at least the following actions: (i) reviewing the Parts Inventory Report prepared as of the applicable Valuation Date; (ii) reviewing the Independent Appraiser's internal value database for values applicable to Qualified Spare Parts included in the Spare Parts Collateral; (iii) developing a representative sampling of a reasonable number of the different Qualified Spare Parts included in Spare Parts Collateral for which a market check will be conducted; (iv) checking other sources, such as manufacturers, other airlines, U.S. government procurement data and airline parts pooling price lists, for current market prices of the sample parts referred to in clause (iii); (v) establishing an assumed ratio of Serviceable Parts to Unserviceable Parts as of the applicable Valuation Date based upon information provided by the Company and the Independent Appraiser's limited physical review of the Spare Parts Collateral referred to in the following clause (vi); (vi) visiting at least two locations selected by the Independent Appraiser where the Pledged Spare Parts are kept by the Company (neither of which was visited for purposes of the last appraisal under Section 2.1 or 2.2 of the Collateral Maintenance Agreement, whichever was most recent), PROVIDED that at least one such location shall be one of the top three locations at which the Company keeps the largest number of Pledged Spare Parts, to conduct a limited physical inspection of the Spare Parts Collateral; (vii) conducting a limited review of the inventory reporting system applicable to the Pledged Spare Parts, including checking information reported in such system against information determined through physical inspection pursuant to the preceding clause (vi) and
(viii) reviewing a sampling of the Spare Parts Documents (including tear-down reports).

     "ANNUAL VALUATION DATE" is defined in Section 2.1 of the Collateral Maintenance Agreement.

     "APPLIANCE" means an instrument, equipment, apparatus, a part, an appurtenance, or an accessory used, capable of being used, or intended to be used, in operating or controlling Aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to Aircraft during flight, and not a part of an Aircraft, Engine, or Propeller.

     "APPLICABLE MARGIN" means 0.90%.

     "APPLICABLE PERIOD" is defined in Section 3.2 of the Collateral Maintenance Agreement.

     "APPRAISAL COMPLIANCE REPORT" means, as of any date, a report providing information relating to the calculation of the Collateral Ratio and Rotable Ratio, which shall be substantially in the form of Appendix II to the Collateral Maintenance Agreement.

     "APPRAISED VALUE" means, with respect to any Collateral, the Fair Market Value of such Collateral as most recently determined pursuant to (i) the report attached as Appendix II to the Offering Memo or (ii) Article 2 and, if applicable, Section 3.1 of the Collateral Maintenance Agreement.

     "AVAILABLE AMOUNT" means, as of any date, the Maximum Available Commitment (as defined in the Liquidity Facility) on such date.

     "AVOIDED PAYMENT" has the meaning assigned to such term in the Policy.

     "BANKRUPTCY  CODE"  means the  United  States  Bankruptcy  Code,  11 U.S.C.
Section 101 ET SEQ.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee of such board duly authorized to act in respect of any particular matter.

     "BREAK AMOUNT" means, as of any date of payment, redemption or acceleration of any Note (the "APPLICABLE DATE"), an amount determined by the Reference Agent on the date that is two Business Days prior to the Applicable Date pursuant to the formula set forth below; PROVIDED, HOWEVER, that no Break Amount will be payable (x) if the Break Amount, as calculated pursuant to the formula set forth below, is equal to or less than zero or (y) on or in respect of any Applicable

Date that is an Interest Payment Date (or, if such an Interest Payment Date is not a Business Day, the next succeeding Business Day)

          Break Amount = Z-Y

          Where:

          X = with respect to any applicable Interest Period, the sum of (i) the amount of the outstanding principal amount of such Note as of the first day of the then applicable Interest Period plus (ii) interest payable thereon during such entire Interest Period at then effective LIBOR.

          Y = X, discounted to present value from the last day of the then applicable Interest Period to the Applicable Date, using then effective LIBOR as the discount rate.

          Z = X, discounted to present value from the last day of the then applicable Interest Period to the Applicable Date, using a rate equal to the applicable London interbank offered rate for a period commencing on the Applicable Date and ending on the last day of the then applicable Interest Period, determined by the Reference Agent as of two Business Days prior to the Applicable Date as the discount rate.

     "BUSINESS DAY" means any day that is a day for trading by and between banks in the London interbank Eurodollar market and that is other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Houston, Texas, New York, New York, or, so long as any Security is outstanding, the city and state in which the Trustee maintains its Corporate Trust Office or, solely with respect to draws under any Policy, the city and state in which the office of the Policy Provider at which notices, presentations, transmissions, deliveries and communications are to be made under the Policy is located, and that, solely with respect to draws under the Liquidity Facility, also is a "Business Day" as defined in the Liquidity Facility.

     "CAPPED INTEREST RATE" means a rate per annum equal to 12%.

     "CASH COLLATERAL" means cash and/or Investment Securities deposited or to be deposited with the Collateral Agent or an Eligible Institution and subject to the Lien of any Collateral Agreement.

     "CASH COLLATERAL ACCOUNT" means an Eligible Deposit Account in the name of the Trustee maintained at an Eligible Institution, which shall be the Trustee if it shall so qualify, into which all amounts drawn under the Liquidity Facility pursuant to Section 3.5(c), 3.5(d) or 3.5(i) of the Indenture shall be deposited.

     "CITIZEN OF THE UNITED STATES" is defined in 49 U.S.C.ss. 40102(a)(15).

     "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "CLEARSTREAM" means Clearstream Banking societe anonyme, Luxembourg.

     "CLOSING DATE" means the Issuance Date.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COLLATERAL" means the Spare Parts Collateral and all other collateral in which the Collateral Agent has a security interest pursuant to the Collateral Agreements.

     "COLLATERAL AGENT" means the Trustee in its capacity as Security Agent or as agent on behalf of the Holders under any other Collateral Agreement.

     "COLLATERAL AGREEMENT" means the Security Agreement and any agreement under which a security interest has been granted pursuant to Section 3.1(a)(ii) of the Collateral Maintenance Agreement.

     "COLLATERAL   MAINTENANCE   AGREEMENT"  means  the  Collateral  Maintenance
Agreement, dated as of the date of the Indenture, between the Company and the Policy Provider.

     "COLLATERAL RATIO" shall mean a percentage determined by dividing (i) the aggregate principal amount of all Securities Outstanding minus the sum of the Cash Collateral held by the Collateral Agent by (ii) the Fair Market Value of all Collateral (excluding any Cash Collateral), as set forth in the most recent Independent Appraiser's Certificate delivered by the Company pursuant to Article 2 of the Collateral Maintenance Agreement, as supplemented pursuant to Section
3.1 of the Collateral Maintenance Agreement, if applicable.

     "COLLECTION ACCOUNT" means the Eligible Deposit Account established by the Trustee pursuant to Section 8.13 of the Indenture which the Trustee shall make deposits in and withdrawals from in accordance with the Indenture.

     "COMPANY" means the party named as such in the Indenture or any obligor on the Securities until a successor replaces it pursuant to the Indenture and thereafter means the successor.

     "CONSENT PERIOD" is defined in Section 3.5(d) of the Indenture.

     "CONTINENTAL BANKRUPTCY EVENT" means the occurrence and continuation of an Event of Default under Section 7.1(d), (e) or (f) of the Indenture.

     "CONTINENTAL CASH BALANCE" means the sum of (a) the amount of cash and cash equivalents that would have been shown on the balance sheet of Continental and its consolidated subsidiaries prepared in accordance with GAAP as of any Valuation Date, plus (b) the amount of marketable securities that would have been reflected on such balance sheet which had, as of such Valuation Date, a maturity of less than one year and which, but for their maturity, would have qualified to be reflected on such balance sheet as cash equivalents.

     "CONTROLLING PARTY" means the Person entitled to act as such pursuant to the terms of Section 3.8 of the Indenture.

     "CORPORATE TRUST OFFICE" when used with respect to the Trustee means the office of the Trustee at which at any particular time its corporate trust business is administered and which, at the Closing Date, is located at Wilmington Trust Company, as Trustee, Rodney Square North 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

     "DEBT BALANCE" means 110% of the principal amount of the Outstanding Securities.

     "DEBT RATE" means a rate per annum equal, in the case of the first Interest Period, to 2.32% and, in the case of any subsequent Interest Period, LIBOR for such Interest Period, as determined pursuant to the Reference Agency Agreement, plus the Applicable Margin, PROVIDED that, solely in the event no Registration Event (as defined in the Registration Rights Agreement) occurs on or prior to the 210th day after the Closing Date, the Debt Rate shall be increased by an additional margin equal to 0.50% per annum, from and including such 210th day to and excluding the earlier of (i) the date on which such Registration Event occurs and (ii) the date on which there ceases to be any Registrable Securities (as defined in the Registration Rights Agreement)); or if the Shelf Registration Statement (as defined in the Registration Rights Agreement) (if it is filed), after being declared effective by the SEC, ceases to be effective at any time during the period specified by Section 2(b)(B) of the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the Debt Rate shall be increased by an additional margin equal to 0.50% per annum from and including the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to and excluding the date on which the Shelf Registration Statement again becomes effective (or, if earlier, the end of the period specified by Section 2(b)(B) of the Registration Rights Agreement), PROVIDED that the additional margin added to the Debt Rate pursuant to the preceding proviso shall never exceed 0.50% at any time, PROVIDED FURTHER that, if a default in the payment of interest on the Securities occurs and is continuing on any Interest Payment Date, then the Debt Rate applicable to the Interest Period ending on such Interest Payment Date shall not exceed the Capped Interest Rate, except that for purposes of any payment made by the Company intended to cure such default, this proviso shall not apply.

     "DEFAULT" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

     "DEFINITIONS APPENDIX" means the Definitions Appendix attached as Appendix I to the Indenture and constituting a part of the Indenture.

     "DEFINITIVE SECURITIES" is defined in Section 2.1(e) of the Indenture.

     "DESIGNATED LOCATIONS" means the locations in the U.S. designated from time to time by the Company at which the Pledged Spare Parts may be maintained by or on behalf of the Company, which initially shall be the locations set forth on
Schedule 1 to the Security Agreement and shall include the additional locations designated by the Company pursuant to Section 4.04(d) of the Security Agreement.

     "DESIGNATED REPRESENTATIVES" is defined in Section 3.7(b) of the Indenture.

     "DISTRIBUTION DATE" means (i) each Scheduled Payment Date (and, if a Payment required to be paid to the Trustee for distribution on such Scheduled Payment Date has not been so paid by 12:30 p.m., New York time, in whole or in part, on such Scheduled Payment Date, the next Business Day on which the Trustee receives some or all of such Payment by 12:30 p.m., New York time, except for a defaulted payment of interest that is not paid within five days after the Scheduled Payment Date therefor), (ii) each day established for payment by the Trustee pursuant to Section 7.10, (iii) the Non-Performance Payment Date, (iv) the Final Legal Maturity Date, (v) the Election Distribution Date, (vi) the Policy Election Distribution Date, (vii) the date established as a Distribution Date pursuant to Section 3.6(f) of the Indenture and (viii) solely for purposes of payments to be made by the Policy Provider pursuant to Section 3.6(d) of the Indenture and not for purposes of any other payment or distribution under the Indenture, the date established for such payment in accordance with the Policy.

     "DOWNGRADE DRAWING" is defined in Section 3.5(c) of the Indenture.

     "DOWNGRADE EVENT" has the meaning assigned to such term in Section 3.5(c) of the Indenture.

     "DOWNGRADED FACILITY" is defined in Section 3.5(c) of the Indenture.

     "DRAWING" means an Interest Drawing, a Final Drawing, a Non-Extension Drawing or a Downgrade Drawing, as the case may be.

     "DTC" means The Depository Trust Company, its nominees and their respective successors.

     "ELECTION DISTRIBUTION DATE" is defined in Section 3.6(c) of the Indenture.

     "ELIGIBLE ACCOUNT" means an account established by and with an Eligible Institution at the request of the Security Agent, which institution agrees, for all purposes of the New York UCC including Article 8 thereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the New York UCC), (b) such institution is a "securities intermediary" (as defined in
Section 8-102(a)(14) of the New York UCC), (c) all property (other than cash) credited to such account shall be treated as a "financial asset" (as defined in Section 8-102(9) of the New York UCC), (d) the Security Agent shall be the "entitlement holder" (as defined in Section 8-102(7) of the New York UCC) in respect of such account, (e) it will comply with all entitlement orders issued by the Security Agent to the exclusion of the Company, (f) it will waive or subordinate in favor of the Security Agent all claims (including without limitation, claims by way of security interest, lien or right of set-off or right of recoupment), and (g) the "securities intermediary jurisdiction" (under
Section 8-110(e) of the New York UCC) shall be the State of New York.

     "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a long-term unsecured debt rating or issuer credit rating, as the case may be, from Moody's of at least A-3 or its equivalent. An Eligible Deposit Account may be maintained with the Liquidity Provider so long as the Liquidity Provider is an Eligible Institution; provided that such Liquidity Provider shall have waived all rights of set-off and counterclaim with respect to such account.

     "ELIGIBLE INSTITUTION" means (a) the Security Agent or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating or issuer credit rating, as the case may be, from Moody's of at least A-3 or its equivalent.

     "ELIGIBLE INVESTMENTS" means (a) investments in obligations of, or guaranteed by, the U.S. Government having maturities no later than 90 days following the date of such investment, (b) investments in open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof with a short-term unsecured debt rating issued by Moody's of at least P-1 and a short-term issuer credit rating issued by Standard & Poor's of at least A-1 having maturities no later than 90 days following the date of such investment or (c) investments in negotiable certificates of deposit, time deposits, banker's acceptances, commercial paper or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof (or any U.S. branch of a foreign bank) with a short-term unsecured debt rating by Moody's of at least P-1 and a short-term issuer credit rating by Standard & Poor's of at least A-1, having maturities no later than 90 days following the date of such investment; PROVIDED, HOWEVER, that (x) all Eligible Investments that are bank obligations shall be denominated in U.S. dollars; and (y) the aggregate amount of Eligible Investments at any one time that are bank obligations issued by any one bank shall not be in excess of 5% of such bank's capital surplus; PROVIDED FURTHER that any investment of the types described in clauses (a), (b) and (c) above may be made through a repurchase agreement in commercially reasonable form with a bank or other financial institution qualifying as an Eligible Institution so long as such investment is held by a third party custodian also qualifying as an Eligible Institution; PROVIDED FURTHER, HOWEVER, that in the case of any Eligible Investment issued by a domestic branch of a foreign bank, the income from such investment shall be from sources within the United States for purposes of the Code. Notwithstanding the foregoing, no investment of the types described in clause (b) above which is issued or guaranteed by the Company or any of its Affiliates, and no investment in the obligations of any one bank in excess of $10,000,000, shall be an Eligible Investment unless written approval has been obtained from the Policy Provider and a Ratings Confirmation shall have been received with respect to the making of such investment.

     "ENGINE" means an engine used, or intended to be used, to propel an Aircraft, including a part, appurtenance, and accessory of the Engine, except a Propeller.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time

     "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

     "EVENT OF DEFAULT" is defined in Section 7.1 of the Indenture.

     "EVENT OF LOSS" means (i) the loss of any of the Pledged Spare Parts or of the use thereof due to destruction, damage beyond repair or rendition of any of the Pledged Spare Parts permanently unfit for normal use for any reason whatsoever (other than the use of Expendables in the Company's operations); (ii) any damage to any of the Pledged Spare Parts which results in the receipt of insurance proceeds with respect to such Pledged Spare Parts on the basis of an actual or constructive loss; or (iii) the loss of possession of any of the Pledged Spare Parts by the Company for ninety (90) consecutive days as a result of the theft or disappearance of such Pledged Spare Parts.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "EXCHANGE FLOATING RATE SECURED NOTES DUE 2007" is defined in Section 2.1(a) of the Indenture.

     "EXCHANGE OFFER" means the exchange offer which may be made pursuant to the Registration Rights Agreement to exchange Initial Certificates for Exchange Certificates.

     "EXCHANGE OFFER REGISTRATION STATEMENT" means the registration statement that, pursuant to the Registration Rights Agreement, is filed by the Company with the SEC with respect to the exchange of Initial Securities for Exchange Securities.

     "EXCHANGE SECURITIES" means the securities substantially in the form of Exhibit A to the Indenture issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement and authenticated pursuant to the Indenture.

     "EXCLUDED PARTS" means Spare Parts and Appliances held by the Company at a location not a Designated Location.

     "EXPENDABLES" means Qualified Spare Parts other than Rotables.

     "EXPENSES" means any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel, accountants, appraisers, inspectors or other professionals, and costs of investigation).

     "FAA" means the Federal Aviation Administration or similar regulatory authority established to replace it.

     "FAA FILED DOCUMENTS" means the Security Agreement.

     "FACILITY OFFICE" means, with respect to any Liquidity Facility, the office of the Liquidity Provider thereunder, presently located at 1585 Broadway, New York, New York 10036, or such other office as such Liquidity Provider from time to time shall notify the Trustee as its "Facility Office" under any such Liquidity Facility; provided that such Liquidity Provider shall not change its Facility Office to another Facility Office outside the United States of America except in accordance with Sections 3.01, 3.02 or 3.03 of any such Liquidity Facility.

     "FAIR MARKET VALUE" means, with respect to any Collateral, its fair market value determined on the basis of a hypothetical sale negotiated in an arm's length free market transaction between a willing and able seller and a willing and able buyer, neither of whom is under undue pressure to complete the transaction, under then current market conditions, provided that cash shall be valued at its Dollar amount.

     "FEDERAL   AVIATION  ACT"  means  Title  49  of  the  United  States  Code,
"Transportation", as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement thereof.

     "FEE LETTERS" means, collectively, (i) the Fee Letter dated as of the Closing Date between the Trustee and the initial Liquidity Provider with respect to the initial Liquidity Facility and (ii) any fee letter entered into between the Trustee and any Replacement Liquidity Provider in respect of any Replacement Liquidity Facility.

     "FINAL DRAWING" is defined in Section 3.5(i) of the Indenture.

     "FINAL LEGAL MATURITY DATE" means December 6, 2009.

     "FINAL ORDER" has the meaning assigned to such term in the Policy.

     "FINAL SCHEDULED PAYMENT DATE" means December 6, 2007.

     "FINANCING STATEMENTS" means, collectively, UCC-1 financing statements covering the Spare Parts Collateral, by the Company, as debtor, showing the Security Agent as secured party, for filing in Delaware, Guam and each other jurisdiction that, in the opinion of the Security Agent, is necessary to perfect its Lien on the Spare Parts Collateral.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Closing Date, including those set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the
American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

     "GLOBAL EXCHANGE SECURITY" is defined in Section 2.1(f) of the Indenture.

     "GLOBAL SECURITIES" is defined in Section 2.1(d) of the Indenture.

     "GOVERNMENT ENTITY" means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Documents or relating to the observance or performance of the obligations of any of the parties to the Operative Documents.

     "HOLDER" or "SECURITYHOLDER" means the Person in whose name a Security is registered on the Registrar's books.

     "INDEMNITEE" means (i) WTC, the Trustee and the Collateral Agent, (ii) each separate or additional trustee or security agent appointed pursuant to the Indenture, (iii) each Liquidity Provider, (iv) the Policy Provider, and (v) each of the respective directors, officers, employees, agents and servants of each of the persons described in clauses (i) through (iv) inclusive above.

     "INDENTURE" means the Indenture dated as of December 6, 2002, among the Company, the Trustee, the Liquidity Provider and the Policy Provider under which the Securities are issued.

     "INDENTURE DISCHARGE DATE" means the date of the termination of the effectiveness of the Indenture pursuant to Section 9.1(a) thereof (without giving effect to Section 9.1(b) thereof).

     "INDENTURE TRUSTEE" means the Trustee.

     "INDEPENDENT APPRAISER" means Simat, Helliesen & Eichner, Inc. or any other Person (i) engaged in a business which includes appraising Aircraft and assets related to the operation and maintenance of Aircraft from time to time and (ii) who does not have any material financial interest in the Company and is not connected with the Company or any of its Affiliates as an officer, director, employee, promoter, underwriter, partner or person performing similar functions.

     "INDEPENDENT APPRAISER'S CERTIFICATE" means a certificate signed by an Independent Appraiser and attached as Appendix II to the Offering Memo or delivered thereafter pursuant to Article 2 or Section 3.1 of the Collateral Maintenance Agreement.

     "INITIAL CASH COLLATERAL" shall mean cash in the amount of $13,056,950.

     "INITIAL FLOATING RATE SECURED NOTES DUE 2007" is defined in Section 2.1(a) of the Indenture.

     "INITIAL PURCHASER" means Morgan Stanley & Co. Incorporated.

     "INITIAL SECURITIES" mean the securities issued and authenticated pursuant to the Indenture and substantially in the form of Exhibit A thereto, other than the Exchange Securities.

     "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional investor that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the Securities Act.

     "INTEREST DRAWING" is defined in Section 3.5(a) of the Indenture.

     "INTEREST PAYMENT DATE" means March 6, June 6, September 6 and December 6 of each year so long as any Security is Outstanding (commencing March 6, 2003),

PROVIDED that if any such day is not a Business Day, then the relevant Interest Payment Date shall be the next succeeding Business Day.

     "INTEREST PERIOD" means (i) in the case of the first Interest Period, the period commencing on (and including) the Closing Date and ending on (but excluding) the first Interest Payment Date following such date and (ii) in the case of each subsequent Interest Period, the period commencing on (and including) the last day of the immediately preceding Interest Period, and ending on (but excluding) the next Interest Payment Date.

     "INVESTMENT EARNINGS" means investment earnings on funds on deposit in the Trust Accounts net of losses and investment expenses of the Trustee in making such investments.

     "INVESTMENT SECURITY" means (a) any bond, note or other obligation which is a direct obligation of or guaranteed by the U.S. or any agency thereof; (b) any obligation which is a direct obligation of or guaranteed by any state of the U.S. or any subdivision thereof or any agency of any such state or subdivision, and which has the highest rating published by Moody's or Standard & Poor's; (c) any commercial paper issued by a U.S. obligor and rated at least P-1 by Moody's or A-1 by Standard & Poor's; (d) any money market investment instrument relying upon the credit and backing of any bank or trust company which is a member of the Federal Reserve System and which has a combined capital (including capital reserves to the extent not included in capital) and surplus and undivided profits of not less than $250,000,000 (including the Collateral Agent and its Affiliates if such requirements as to Federal Reserve System membership and combined capital and surplus and undivided profits are satisfied), including, without limitation, certificates of deposit, time and other interest-bearing deposits, bankers' acceptances, commercial paper, loan and mortgage participation certificates and documented discount notes accompanied by irrevocable letters of credit and money market fund investing solely in securities backed by the full faith and credit of the United States; or (e) repurchase agreements collateralized by any of the foregoing.

     "ISSUANCE DATE" means the date of issuance of the Initial Securities.

     "LAW" means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

     "LIBOR" has the meaning specified in the Reference Agency Agreement.

     "LIBOR ADVANCE" has the meaning provided in the Liquidity Facility.

     "LIEN" means any mortgage, pledge, lease, security interest, encumbrance, lien or charge of any kind affecting title to or any interest in property.

     "LIQUIDITY EVENT OF DEFAULT" has the meaning assigned to such term in the Liquidity Facility.

     "LIQUIDITY EXPENSES" means all Liquidity Obligations other than (i) the principal amount of any Drawings under the Liquidity Facility and (ii) any interest accrued on any Liquidity Obligations.

     "LIQUIDITY FACILITY" means, initially, the Revolving Credit Agreement dated as of the Issuance Date, between the Trustee and the initial Liquidity Provider, and from and after the replacement of such Revolving Credit Agreement pursuant hereto, the Replacement Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "LIQUIDITY GUARANTEE" means the Guarantee Agreement, dated as of the date of the Indenture, providing for the guarantee by the Liquidity Guarantor of the obligations of the Liquidity Provider under the Liquidity Facility.

     "LIQUIDITY GUARANTOR" means Morgan Stanley.

     "LIQUIDITY OBLIGATIONS" means all principal, interest, fees and other amounts owing to the Liquidity Provider under the Liquidity Facility or the Fee Letter.

     "LIQUIDITY PROVIDER" means Morgan Stanley Capital Services Inc., together with any Replacement Liquidity Provider which has issued a Replacement Liquidity Facility to replace any Liquidity Facility pursuant to Section 3.5(e) of the Indenture.

     "LIQUIDITY PROVIDER REIMBURSEMENT DATE" is defined in Section 3.6(d) of the Indenture.

     "LOANS" is defined in Section 3.2 of the Collateral Maintenance Agreement.

     "MATERIAL ADVERSE CHANGE" means, with respect to any person, any event, condition or circumstance that materially and adversely affects such person's business or consolidated financial condition, or its ability to observe or
perform  its  obligations,   liabilities  and  agreements  under  the  Operative
Documents.

     "MAXIMUM COLLATERAL RATIO" means 45%.

     "MINIMUM ROTABLE RATIO" means 150%.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MOVES" is defined in Section 3.2 of the Collateral Maintenance Agreement.

     "MSCS" has the meaning specified in the first paragraph of the Indenture.

     "NEW YORK UCC" is defined in Section 1.01 of the Security Agreement.

     "NONAPPRAISAL COMPLIANCE REPORT" means a report providing information relating to compliance by the Company with Section 3.2 of the Collateral Maintenance Agreement, which shall be substantially in the form of Appendix III to the Collateral Maintenance Agreement.

     "NON-CONTROLLING PARTY" means, at any time, the Holders, the Liquidity Provider and the Policy Provider, excluding whichever is the Controlling Party at such time.

     "NON-EXTENDED FACILITY" is defined in Section 3.5(d) of the Indenture.

     "NON-EXTENSION DRAWING" is defined in Section 3.5(d) of the Indenture.

     "NON-PERFORMANCE DRAWING" is defined in Section 3.6(c) of the Indenture.

     "NON-PERFORMANCE PAYMENT DATE" is defined in Section 3.6(c) of the Indenture.

     "NON-PERFORMING" means, with respect to any Security, a Payment Default existing thereunder (without giving effect to any Acceleration); PROVIDED, that, in the event of a bankruptcy proceeding under the Bankruptcy Code in which the Company is a debtor, any Payment Default existing at the commencement of such bankruptcy proceeding or during the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period as may apply under Section 1110(b) of the Bankruptcy Code or as may apply for the cure of such Payment Default under
Section 1110(a)(2)(B) of the Bankruptcy Code) shall not be taken into consideration until the expiration of the applicable period.

     "NON-PERFORMING PERIOD" is defined in Section 3.6(c) of the Indenture.

     "NON-U.S. PERSON" means any Person other than a U.S. person, as defined in Regulation S.

     "NOTICE OF AVOIDED PAYMENT" has the meaning assigned to such term in the Policy.

     "NOTICE FOR PAYMENT" means a Notice of Nonpayment as such term is defined in the Policy.

     "OBLIGATIONS" is defined in Section 2.01 of the Security Agreement.

     "OFFERING MEMO" means the Offering Memorandum, dated December 2, 2002, of the Company relating to the offering of the Securities.

     "OFFICER" means the Chairman of the Board, the President, any Vice President of any grade, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or the Controller of the Company.

     "OFFICERS'   CERTIFICATE"  means  a  certificate  signed  by  two  Officers satisfying the requirements of Sections 12.4 and 12.5 of the Indenture.

     "OPERATIVE DOCUMENTS" means the Indenture, the Collateral Agreements, the Collateral Maintenance Agreement and the Reference Agency Agreement.

     "OPINION OF COUNSEL" means a written opinion from the General Counsel of the Company, legal counsel to the Company or another legal counsel who is reasonably acceptable to the Trustee, which Opinion of Counsel shall comply with Sections 12.4 and 12.5 of the Indenture. The counsel may be an employee of the Company. The acceptance by the Trustee (without written objection to the Company during the fifteen (15) Business Days following receipt) of, or its action on, an opinion of counsel not specifically referred to above shall be sufficient evidence that such counsel is acceptable to the Trustee.

         "OUTSTANDING" or "OUTSTANDING" when used with respect to Securities or a Security, means all Securities theretofore authenticated and delivered under the Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee in trust for the Holders of such Securities, PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) Securities for which payment has been deposited with the Trustee or any Paying Agent in trust pursuant to Article 9 of the Indenture (except to the extent provided therein); and

          (d) Securities which have been paid, or for which other Securities shall have been authenticated and delivered in lieu thereof or in substitution therefor pursuant to the terms of Section 2.12 of the Indenture, unless proof satisfactory to the Trustee is presented that any such Securities are held by bona fide purchasers in whose hands the Securities are valid obligations of the Company.

     A Security does not cease to be Outstanding because the Company or one of its Affiliates holds the Security; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite aggregate principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or any other Operative Document, Section
2.13 of the Indenture shall be applicable.

     "OUTSTANDING AMOUNT" is defined in Section 3.6(b) of the Indenture.

     "OVERDUE SCHEDULED PAYMENT" means any Payment of accrued interest on the Securities which is not in fact received by the Trustee (whether from the Company, the Liquidity Provider, the Policy Provider or otherwise) on or within five days after the Scheduled Payment Date relating thereto and which is not subsequently paid in connection with the redemption or final maturity of a Security.

     "PARTS INVENTORY REPORT" means, as of any date, a list identifying the Pledged Spare Parts by manufacturer's part number and brief description and stating the quantity of each such part included in the Pledged Spare Parts as of such specified date.

     "PAYING AGENT" has the meaning provided in Section 2.8 of the Indenture.

     "PAYMENT" means (i) any payment of principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to the Securities from the Company, (ii) any payment of interest on the Securities with funds drawn under the Liquidity Facility or from a Cash Collateral Account or (iii) any payment of interest on or principal of Securities with funds drawn under the Policy, or
(iv) any payment received or amount realized by the Trustee from the exercise of remedies after the occurrence of an Event of Default.

     "PAYMENT DEFAULT" means a Default referred to in Section 7.1(a) of the Indenture.

     "PAYMENT DUE RATE" means (a) the Debt Rate plus 2% or, if less, (b) the maximum rate permitted by applicable law.

     "PERMITTED DAYS" is defined in Section 2.1 of the Collateral Maintenance Agreement.

     "PERMITTED LESSEE" has the meaning provided in Section 3.6(b) of the Collateral Maintenance Agreement.

     "PERMITTED LIEN" means (a) the rights of Security Agent under the Operative Documents; (b) Liens attributable to Security Agent (both in its capacity as Security Agent and in its individual capacity); (c) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of
Section 3.6 of the Collateral Maintenance Agreement; (d) Liens for Taxes of the Company (and its U.S. federal tax law consolidated group), either not yet due or being contested in good faith by appropriate proceedings so long as such Liens and such proceedings do not involve any material risk of the sale, forfeiture or loss of the Pledged Spare Parts or the interest of Security Agent therein or impair the Lien of the Security Agreement; (e) materialmen's, mechanics', workers', repairers', employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent for more than 60 days or is being contested in good faith by appropriate proceedings, so long as such Liens and such proceedings do not involve any material risk of the sale, forfeiture or loss of the Pledged Spare Parts or the interest of Security Agent therein or impair the Lien of the Security Agreement;
(f) Liens arising out of any judgment or award against the Company, so long as such judgment shall, within 60 days after the entry thereof, have been discharged or vacated, or execution thereof stayed pending appeal or shall have been discharged, vacated or reversed within 60 days after the expiration of such stay, and so long as during any such 60 day period there is not as a result, or any such judgment or award does not involve, any material risk of the sale, forfeiture or loss of the Pledged Spare Parts or the interest of Security Agent therein or any impairment of the Lien of the Security Agreement; (g) any other Lien with respect to which the Company shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of Security Agent.

     "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, trustee, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "PLEDGED SPARE PARTS" has the meaning set forth in clause (1) of the first paragraph of Section 2.01 of the Security Agreement.

     "POLICY" means MBIA Insurance Corporation Financial Guaranty Insurance Policy No. 39753, issued as of the Closing Date, as amended, supplemented or otherwise modified from time to time in accordance with its respective terms.

     "POLICY ACCOUNT" means the Eligible Deposit Account established by the Trustee pursuant to Section 8.13(a) of the Indenture which the Trustee shall make deposits in and withdrawals from in accordance with the Indenture.

     "POLICY DRAWING" means any payment of a claim under the Policy.

     "POLICY ELECTION DISTRIBUTION DATE" is defined in Section 3.6(c) of the Indenture.

     "POLICY EXPENSES" means all amounts (including amounts in respect of premiums, fees, expenses or indemnities) due to the Policy Provider under the Policy Provider Agreement other than (i) any Policy Drawing, (ii) any interest accrued on any Policy Provider Obligations, and (iii) reimbursement of and interest on the Liquidity Obligations in respect of the Liquidity Facility paid by the Policy Provider to the Liquidity Provider; provided that if, at the time of determination, a Policy Provider Default exists, Policy Expenses shall not include any indemnity payments owed to the Policy Provider.

     "POLICY FEE LETTER" means the fee letter, dated as of the date hereof, from the Policy Provider to Continental and acknowledged by the Trustee, setting forth the fees and premiums payable with respect to the Policy.

     "POLICY PROVIDER" means MBIA Insurance Corporation, a New York insurance company, and its successors and permitted assigns.

     "POLICY PROVIDER AGREEMENT" means the Insurance and Indemnity Agreement dated as of the date hereof among the Trustee, the Company and the Policy Provider, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "POLICY PROVIDER DEFAULT" shall mean the occurrence of any of the following events: (a) the Policy Provider fails to make a payment required under the Policy in accordance with its terms and such failure remains unremedied for two Business Days following the delivery of Written Notice of such failure to the Policy Provider or (b) the Policy Provider (i) files any petition or commences any case or proceeding under any provisions of any federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) makes a general assignment for the benefit of its creditors or (iii) has an order for relief entered against it under any federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization that is final and nonappealable, or (c) a court of competent jurisdiction, the New York Department of Insurance or another competent regulatory authority enters a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Policy Provider or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Policy Provider (or taking of possession of all or any material portion of the Policy Provider's property).

     "POLICY PROVIDER ELECTION" is defined in Section 3.6(c) of the Indenture.

     "POLICY PROVIDER INTEREST OBLIGATIONS" means any interest on any Policy Drawing made to cover any shortfall attributable to any failure of the Liquidity Provider to honor any Interest Drawing in accordance with Section 2.02(e) of the Liquidity Facility in an amount equal to the amount of interest that would have accrued on such Interest Drawing if such Interest Drawing had been made in accordance with Section 2.02(e) of the Liquidity Facility at the interest rate applicable to such Interest Drawing until such Policy Drawing has been repaid in full.

     "POLICY PROVIDER OBLIGATIONS" means all reimbursement and other amounts, including, without limitation, fees and indemnities (to the extent not included in Policy Expenses), due to the Policy Provider under the Policy Provider Agreement but shall not include any interest on Policy Drawings other than Policy Provider Interest Obligations.

     "PREMIUM" means, with respect to any Security redeemed pursuant to Article 4 of the Indenture, the following percentage of the principal amount of such
Security: (i) if redeemed before the first anniversary of the Issuance Date, 1.5%; (ii) if redeemed on or after such first anniversary and before the second anniversary of the Issuance Date, 1.0%; and (iii) if redeemed on or after such second anniversary and before the third anniversary of the Issuance Date, 0.5%; PROVIDED that no Premium shall be payable in connection with a redemption made by the Company to satisfy the Maximum Collateral Ratio or Minimum Rotable Ratio requirement pursuant to Section 3.1 of the Collateral Maintenance Agreement.

     "PRIOR FUNDS" means, on any Distribution Date, any Drawing paid under the Liquidity Facility on such Distribution Date and any funds withdrawn from the Cash Collateral Account on such Distribution Date in respect of accrued interest on the Securities.

     "PROCEEDS   DEFICIENCY  DRAWING"  is  defined  in  Section  3.6(b)  of  the
Indenture.

     "PROPELLER" includes a part, appurtenance, and accessory of a propeller.

     "PROVIDER INCUMBENCY CERTIFICATE" is defined in Section 3.7(b) of the Indenture.

     "PROVIDER REPRESENTATIVES" is defined in Section 3.7(b) of the Indenture.

     "PURCHASE AGREEMENT" means the Purchase Agreement dated December 2, 2002 by and between the Initial Purchaser and the Company.

     "QIB" means a qualified institutional buyer as defined in Rule 144A.

     "QUALIFIED SPARE PARTS" has the meaning provided in clause (1) of the first paragraph in Section 2.01 of the Security Agreement.

     "RATING AGENCIES" means, collectively, at any time, each nationally recognized rating agency which shall have been requested by the Company to rate the Securities and which shall then be rating the Securities. The initial Rating Agency will be Moody's.

     "RATINGS CONFIRMATION" means, with respect to any action proposed to be taken, a written confirmation from each of the Rating Agencies that such action would not result in (i) a reduction of the rating for the Securities below the then current rating for the Securities (such rating as determined without regard to the Policy) or (ii) a withdrawal or suspension of the rating of the Securities.

     "RECORD DATE" means the fifteenth (15th) day preceding any Scheduled Interest Payment Date, whether or not a Business Day.

     "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture and such Security.

     "REFERENCE AGENCY AGREEMENT" means the Reference Agency Agreement, dated as of the Issuance Date, among the Company, WTC, as the reference agent thereunder, and the Trustee.

     "REGISTER" has the meaning provided in Section 2.8 of the Indenture.

     "REGISTRAR" has the meaning provided in Section 2.8 of the Indenture.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of December 6, 2002, by and between the Company and the Initial Purchaser.

     "REGULATION S" means Regulation S under the Securities Act.

     "REGULATION S DEFINITIVE SECURITIES" is defined in Section 2.1(e) of the Indenture.

     "REGULATION  S  GLOBAL  SECURITY"  is  defined  in  Section  2.1(d)  of the
Indenture.

     "RELEVANT DATE" is defined in Section 3.6(c) of the Indenture.

     "REPLACEMENT LIQUIDITY FACILITY" means an irrevocable revolving credit agreement (or agreements) in substantially the form of the replaced Liquidity Facility, including reinstatement provisions, or in such other form (which may include a letter of credit) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the Securities (before downgrading of such ratings, if any, as a result of the downgrading of the Liquidity Provider), and be consented to by the Policy Provider, which consent shall not be unreasonably withheld or delayed, in a face amount (or in an aggregate face amount) equal to the amount of interest payable on the Securities (at the Capped Interest Rate, and without regard to expected future principal payments) on the eight Interest Payment Dates following the date of replacement of such Liquidity Facility (or if such date is an Interest Payment Date, on such day and the seven Interest Payment Dates following the date of replacement of such Liquidity Facility) and issued by a Person (or Persons) having unsecured short-term debt rating or issuer credit rating, as the case may be, issued by the Rating Agencies which are equal to or higher than the Threshold Rating. Without limitation of the form that a Replacement Liquidity Facility otherwise may have pursuant to the preceding sentence, a Replacement Liquidity Facility for the Securities may have a stated expiration date earlier than 15 days after the Final Legal Maturity Date so long as such Replacement Liquidity Facility provides for a Non-Extension Drawing as contemplated by Section 3.5(d) of the Indenture.

     "REQUEST" means a written request for the action therein specified signed on behalf of the Company by any Officer and delivered to the Trustee. Each Request shall be accompanied by an Officers' Certificate if and to the extent required by Section 12.4 of the Indenture.

     "REQUIRED AMOUNT" means, for any day, the sum of the aggregate amount of interest, calculated at the Capped Interest Rate, that would be payable on the Securities on each of the eight successive Interest Payment Dates immediately following such day or, if such day is an Interest Payment Date, on such day and the succeeding seven Interest Payment Dates, in each case calculated on the basis of the outstanding principal amount of the Securities on such date and without regard to expected future payments of principal on the Securities.

     "REQUIRED HOLDERS" means from time to time the Holders of more than 50% in aggregate unpaid principal amount of the Securities then Outstanding.

     "RESPONSIBLE OFFICER" means (i) with respect to the Trustee, any officer in the corporate trust administration department of the Trustee or any other officer customarily performing functions similar to those performed by the Persons who at the time shall be such officers or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with a particular subject, (ii) with respect to the Liquidity Provider, any authorized officer of the Liquidity Provider, and (iii) with respect to the Policy Provider, any authorized officer of the Policy Provider.

     "RESTRICTED DEFINITIVE SECURITIES" is defined in Section 2.1(e) of the Indenture.

     "RESTRICTED GLOBAL SECURITY" is defined in Section 2.1(c) of the Indenture.

     "RESTRICTED LEGEND" is defined in Section 2.2 of the Indenture.

     "RESTRICTED PERIOD" is defined in Section 2.1(d) of the Indenture.

     "RESTRICTED SECURITIES" are defined in Section 2.2 of the Indenture.

     "ROTABLE" means a Qualified Spare Part that wears over time and can be repeatedly restored to a serviceable condition over a period approximating the life of the flight equipment to which it relates.

     "ROTABLE RATIO" shall mean a percentage determined by dividing (i) the Fair Market Value of the Rotables, as set forth in the most recent Independent Appraiser's Certificate delivered by the Company pursuant to Article 2 of the Collateral Maintenance Agreement, as supplemented pursuant to Section 3.1 of the Collateral Maintenance Agreement, if applicable, by (ii) the aggregate principal amount of all Securities Outstanding minus the sum of the Cash Collateral held by the Collateral Agent.

     "RULE 144A" means Rule 144A under the Securities Act.

     "SALES" is defined in Section 3.2 of the Collateral Maintenance Agreement.

     "SCHEDULED INTEREST PAYMENT DATE" means each Interest Payment Date, without giving effect to the proviso to the definition of Interest Payment Date.

     "SCHEDULED PAYMENT DATE" means (i) with respect to any payment of interest, the Interest Payment Date applicable thereto, (ii) with respect to any payment of defaulted interest, the payment date established pursuant to Section 2.16,
(iii) with respect to amounts due on the redemption of any Security, the Redemption Date applicable thereto, and (iv) with respect to the final maturity of the Securities, December 6, 2007.

     "SEC" means the Securities and Exchange Commission and any government agency succeeding to its functions.

     "SECTION 1110" means Section 1110 of the Bankruptcy Code.

     "SECTION 1110 PERIOD" means the continuous period of (i) 60 days specified in Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period, if any, agreed to under Section 1110(b) of the Bankruptcy Code), plus (ii) an additional period, if any, commencing with the trustee or debtor-in-possession in such proceeding agreeing, with court approval, to perform its obligations under the Operative Documents within such 60 days (or longer period as agreed) and continuing until such time as such trustee or debtor-in-possession ceases to fully perform its obligations thereunder with the result that the period during which the Collateral Agent is prohibited from repossessing the collateral under any Collateral Agreement comes to an end.

     "SECURITIES" means the "Securities", as defined in the Indenture, that are issued under the Indenture.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SECURITY AGENT" means the Trustee acting in the capacity of security agent on behalf of the Holders under the Security Agreement.

     "SECURITY AGREEMENT" means the Spare Parts Security Agreement dated as of the date of the Indenture between the Company and the Security Agent.

     "SECURITYHOLDER" means any holder of one or more Securities.

     "SEMIANNUAL METHODOLOGY" means the Annual Methodology, excluding actions referred to in clauses (iii) and (iv) of the definition of Annual Methodology.

     "SEMIANNUAL VALUATION DATE" is defined in Section 2.2 of the Collateral Maintenance Agreement.

     "SERVICEABLE PARTS" means Pledged Spare Parts in condition satisfactory for incorporation in, installation on, attachment or appurtenance to or use in an Aircraft, Engine or other Qualified Spare Part.

     "SHELF REGISTRATION STATEMENT" means the shelf registration statement which may be required to be filed by the Company with the SEC pursuant to the Registration Rights Agreement, other than an Exchange Offer Registration Statement.

     "SPARE PART" means an accessory, appurtenance, or part of an Aircraft (except an Engine or Propeller), Engine (except a Propeller), Propeller, or Appliance, that is to be installed at a later time in an Aircraft, Engine, Propeller or Appliance.

     "SPARE PARTS COLLATERAL" has the meaning specified in Section 2.01 of the Security Agreement.

     "SPARE PARTS DOCUMENTS" has the meaning set forth in clause (6) of the first paragraph of Section 2.01 of the Security Agreement.

     "SPECIAL  DEFAULT"  means a Payment  Default  or a  Continental  Bankruptcy
Event.

     "SPECIAL RECORD DATE" has the meaning provided in Section 2.10 of the Indenture.

     "SPECIAL VALUATION DATE" is defined in Section 2.4 of the Collateral Maintenance Agreement.

     "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "STATED AMOUNT" means the Maximum Commitment (as defined in the Liquidity Facility).

     "STATED EXPIRATION DATE" is defined in Section 3.5(d) of the Indenture.

     "SUBORDINATED SECURITIES" is defined in Section 2.18 of the Indenture.

     "SUCCESSOR COMPANY" is defined in Section 5.4(a)(i) of the Indenture.

     "SUPPLEMENTAL SECURITY AGREEMENT" means a supplement to the Security Agreement substantially in the form of Exhibit A to the Security Agreement.

     "SUPPORT DOCUMENTS" means the Liquidity Facility, the Policy, the Policy Provider Agreement and the Fee Letters.

     "TAX" and "TAXES" mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs incurred or imposed with respect thereto) imposed or otherwise assessed by the United States of America or by any state, local or foreign government (or any subdivision or agency thereof) or other taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth and similar charges; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs, and similar charges.

     "TERMINATION NOTICE" has the meaning assigned to such term in the Liquidity Facility.

     "THRESHOLD AMOUNT" means $2,000,000.

     "THRESHOLD RATING" means the short-term unsecured debt rating of P-1 by Moody's and A-1 by Standard & Poor's; PROVIDED that so long as the initial Liquidity Provider is the Liquidity Provider, the Threshold Rating shall apply to the Liquidity Guarantor.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture; PROVIDED, HOWEVER, that in the event the TIA is amended after such date, "TIA" means, to the extent required by any such amendment, the TIA as so amended.

     "TRUST ACCOUNTS" is defined in Section 8.13(a) of the Indenture.

     "TRUST OFFICER" means any officer in the corporate trust department of the Trustee, or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "TRUSTEE" means the party named as such in the Indenture until a successor replaces it in accordance with the provisions of the Indenture and thereafter means the successor.

     "TRUSTEE INCUMBENCY CERTIFICATE" is defined in Section 3.7(a) of the Indenture.

     "TRUSTEE   PROVISIONS"   is  defined  in  Section  4.1  of  the  Collateral
Maintenance Agreement.

     "TRUSTEE REPRESENTATIVES" is defined in Section 3.7(a) of the Indenture.

     "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "UNAPPLIED   PROVIDER  ADVANCE"  is  defined  in  the  Liquidity  Facility.

     "UNSERVICEABLE PARTS" means Pledged Spare Parts that are not Serviceable Parts.

     "U.S." or "UNITED STATES" means the United States of America.

     "U.S. AIR CARRIER" means any United States air carrier that is a Citizen of the United States holding an air carrier operating certificate issued pursuant to chapter 447 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo.

     "U.S. GOVERNMENT" means the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the federal government of the United States.

     "U.S. GOVERNMENT OBLIGATIONS" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the option of the issuer thereof.

     "U.S. PERSON" means any Person described in Section 7701(a)(30) of the Code.

     "VALUATION DATES" is defined in Section 2.4 of the Collateral Maintenance Agreement.

     "WARRANTIES" is defined in clause (2) of Section 2.01 of the Security Agreement.

     "WRITTEN NOTICE" means, from the Trustee, the Liquidity Provider or the Policy Provider, a written instrument executed by the Designated Representative of such Person. An invoice delivered by the Liquidity Provider pursuant to
Section 3.1 of the Indenture in accordance with its normal invoicing procedures shall constitute Written Notice under such Section.

     "WTC" has the meaning specified in the first paragraph of the Indenture.

SECTION 2. RULES OF CONSTRUCTION. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Operative Documents (including this appendix) and of such agreements as may incorporate this appendix by reference.

          (a) In each Operative Document, unless otherwise expressly provided, a reference to:

     (i) each of the Company, the Trustee, the Collateral Agent, the Security Agent or any other person includes, without prejudice to the provisions of any Operative Document, any successor in interest to it and any permitted transferee, permitted purchaser or permitted assignee of it;

     (ii) words importing the plural include the singular and words importing the singular include the plural;

     (iii) any agreement, instrument or document, or any annex, schedule or exhibit thereto, or any other part thereof, includes, without prejudice to the provisions of any Operative Document, that agreement, instrument or document, or annex, schedule or exhibit, or part, respectively, as amended, modified or supplemented from time to time in accordance with its terms and in accordance with the Operative Documents, and any agreement, instrument or document entered into in substitution or replacement therefor;

     (iv) any provision of any Law includes any such provision as amended, modified, supplemented, substituted, reissued or reenacted prior to the Closing Date, and thereafter from time to time;

     (v) the words "Agreement", "this Agreement", "hereby", "herein", "hereto", "hereof" and "hereunder" and words of similar import when used in any Operative Document refer to such Operative Document as a whole and not to any particular provision of such Operative Document;

     (vi) the words "including", "including, without limitation", "including, but not limited to", and terms or phrases of similar import when used in any Operative Document, with respect to any matter or thing, mean including, without limitation, such matter or thing; and

     (vii) a "Section", an "Exhibit", an "Annex", an "Appendix" or a "Schedule" in any Operative Document, or in any annex thereto, is a reference to a section of, or an exhibit, an annex, an appendix or a schedule to, such Operative Document or such annex, respectively.

          (b) Each exhibit, annex, appendix and schedule to each Operative Document is incorporated in, and shall be deemed to be a part of, such Operative Document.

          (c) Unless otherwise  defined or specified in any Operative  Document,
all   accounting   terms  therein   shall  be  construed   and  all   accounting
determinations thereunder shall be made in accordance with GAAP.

          (d) Headings used in any Operative Document are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, such Operative Document.

          (e) For purposes of each Operative Document, the occurrence and continuance of a Default or Event of Default referred to in Section 7.1(d), (e) or (f) of the Indenture shall not be deemed to prohibit the Company from taking any action or exercising any right that is conditioned on no Special Default, Default or Event of Default having occurred and be continuing if such Special Default, Default or Event of Default consists of the institution of reorganization proceedings with respect to the Company under Chapter 11 of the Bankruptcy Code and the trustee or debtor-in-possession in such proceedings shall have agreed to perform its obligations under the Operative Documents with the approval of the applicable court and thereafter shall have continued to perform such obligations in accordance with Section 1110.

                                    EXHIBIT A

                     FORM OF SUPPLEMENTAL SECURITY AGREEMENT
                          (To Add Designated Locations)
                    SUPPLEMENTAL SECURITY AGREEMENT No. _____

     SUPPLEMENTAL SECURITY AGREEMENT NO. _______, dated as of __________ of CONTINENTAL AIRLINES, INC., a Delaware corporation (together with its successors and assigns, the "COMPANY").

     WHEREAS, the Company, which is a certificated air carrier under Section 44705 of title 49 of the U.S. Code, and Wilmington Trust Company, as Security Agent (the "SECURITY AGENT"), have heretofore executed and delivered a Spare Parts Security Agreement, dated as of [ ], 2002 (the "SECURITY AGREEMENT"), and terms defined in the Security Agreement and used herein have such defined meanings unless otherwise defined herein;

     WHEREAS, the Security Agreement grants a Lien on, among other things, certain Spare Parts and Appliances to secure (subject to the provisions of the Security Agreement) the payment of the Securities and the other Obligations;

     WHEREAS, the Company has previously designated the locations at which the Pledged Spare Parts may be maintained by or on behalf of the Company in the Security Agreement [and in Supplemental Security Agreement No. __];

     WHEREAS, the Security Agreement [and the Supplemental Security Agreements] has [have] been duly recorded with the Federal Aviation Administration at Oklahoma City, Oklahoma, pursuant to the Federal Aviation Act on the following date as a document or conveyance bearing the following number:

                                   DATE OF                       DOCUMENT OR
                                  RECORDING                     CONVEYANCE NO.

Security Agreement......

     WHEREAS, the Company, as provided in the Security Agreement, is hereby executing and delivering to the Security Agent this Supplemental Security Agreement for the purposes of adding locations at which the Pledged Spare Parts may be maintained by or on behalf of the Company; and

     WHEREAS, all things necessary to make this Supplemental Security Agreement the valid, binding and legal obligation of the Company, including all proper corporate action on the part of the Company, have been done and performed and have happened;

     NOW, THEREFORE, THIS SUPPLEMENTAL SECURITY AGREEMENT WITNESSETH, that the locations listed on Schedule 1 hereto shall be Designated Locations for purposes of the Security Agreement at which Pledged Spare Parts may be maintained by or on behalf of the Company.

     This Supplemental Security Agreement shall be construed as supplemental to the Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     THIS SUPPLEMENTAL SECURITY AGREEMENT IS DELIVERED IN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Delivery of an executed counterpart of a signature page to this Supplemental Security Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Supplemental Security Agreement.

          IN WITNESS WHEREOF, this Supplemental Security Agreement has been duly executed and delivered all as of the date first above written.

                                      CONTINENTAL AIRLINES, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                            SCHEDULE I to EXHIBIT A

                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS



------------------------------------------------------------------------------------------------------------------------------------

                                                        WAREHOUSING

------------------------------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          5840 S. Carge Road, Cleveland, OH 44135
------------------------------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., Off-Site Warehouse          640 Frelinghuysen Ave., Newark, NJ  07114
------------------------------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          Brewster Road, Hangar 55C, Newark, NJ  07114
------------------------------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          17-3120 Mariner Avenue, Tiyan Barrigada, Guam  96913
------------------------------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          Material Services - EWA Service Road. Gate 30, Honolulu International
                                                        Airport, Honolulu, HI  96819
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          110 Lauhoe Place, Honolulu, HI  96819
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          8401 Travelair Hangar #7, Houston, TX  77061
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          Houston Intercontinental Airport, Houston, TX  77032
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          7300 World Way West, Los Angeles, CA  90045
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          5410 Bear Road, Orlando, FL 32827
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc., Morales Warehouse Kitting   4849 Wright Road, Houston, TX  77032
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc., Parts Control               15851 Vickery Drive, Houston, TX  77032
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc., Stores / Receiving          4849 Wright Road / Bldg B, Houston, TX  77032
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------------------------------------------------------------------------------------

                                                        MAINTENANCE

------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Atlanta Hartsfield Intl. Airport Concourse D - 8, Atlanta, GA 30320
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Logan Intl. Airport Terminal C - A/C Dept., E. Boston, MA  02128
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              5300 Riverside Drive, Cleveland, OH  44135
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Ronald Reagan Washington National Airport, Washington, DC  20001
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              26360 East 103rd Avenue, Denver, CO  80249
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              910 W. Airfield Drive, Ste. 500, Dallas, TX  75261
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Detroit Metro Airport, Detroit, MI  48242
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Hangar 54, Brewster Road, Newark, NJ  07114
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              50 Terminal Drive, Ft. Lauderdale, FL  33315
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Honolulu Intl. Airport, 110 Lauhoe Drive, Honolulu, HI  96819
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              8437 Lockheed, Bldg. 3 Upstairs, Houston, TX  77061
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              4849 Wright Road, 141-B, Hangar E, Houston, TX  77032
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              15555 Vickery Drive, Houston, TX  77032
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              5757 Wayne Newton Blvd.- Ticket Counter, Las Vegas, NV  89111
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              7300 World Way West, Los Angeles, CA 90045
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              LaGuardia Airport, Main Terminal, Flushing, NY  11371
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              8855 Tradeport Drive, Orlando, FL  32827
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Miami Int'l Airport - Concourse G, Miami, FL  33122
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              New Orleans Intl. Airport Bldg 1, East Access Road, Kenner, LA  70062
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              O'Hare Intl. Airport, Chicago, IL  60666
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              3400 Sky Harbor Blvd., Phoenix, AZ  85034
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Raleigh - Durham Intl. Airport, Raleigh, NC  27613
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              9700 Airport Blvd. Room 222, San Antonio, TX  78216
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              SEA-TAC Intl. Airport- A/C MX Dept., Seattle, WA  98158
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              San Francisco Intl. Airport-S. Terminal Bldg, San Francisco, CA  94128
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              18601 N. Airport Way, Ste. 207,  Santa Ana, CA  92707
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Tampa Intl. Airport - Airside A, Tampa, FL  33607
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------------------------------------------------------------------------------------

                                                        REPAIR SUPPLIES

------------------------------------------------------------------------------------------------------------------------------------
4 Flight Industries                                     2057 S Grove Avenue, Ontario, CA  91761
------------------------------------------------------- ----------------------------------------------------------------------------
AAR Hermetic                                            100 Corporate Drive, Holtsville, NY  11742
------------------------------------------------------- ----------------------------------------------------------------------------
ACME Electric Corporation                               528 West 21st Street, Tempe, AZ  85282
------------------------------------------------------- ----------------------------------------------------------------------------
Adams Rite Aerospace Inc                                4141 N Palm St, Fullerton, CA  92835
------------------------------------------------------- ----------------------------------------------------------------------------
Air Cruisers Company                                    1740 Highway 34 North, Wall Township, NJ  07719
------------------------------------------------------- ----------------------------------------------------------------------------
Air Cruisers Company                                    15556 Dupont Avenue Building B, Chino, CA  91710
------------------------------------------------------- ----------------------------------------------------------------------------
Air Show Inc                                            15222 Del Amo, Tustin, CA  92780
------------------------------------------------------- ----------------------------------------------------------------------------
Air Spares                                              2617 East "L" Street, Tacoma, WA  98421-2201
------------------------------------------------------- ----------------------------------------------------------------------------
Aircraft Interiors Resources                            283 Lockhaven, Suite 122, Houston, TX  77073
------------------------------------------------------- ----------------------------------------------------------------------------
Allen Aircraft Products Inc                             6168 Woodbine Avenue, Ravenna, OH  44266
------------------------------------------------------- ----------------------------------------------------------------------------
Ameron Global Product Support                           1350-2 Lincoln Avenue, Holbrook, NY  11741
------------------------------------------------------- ----------------------------------------------------------------------------
Ametek Aerospace                                        Aerospace & Power Inst., 50 Fordham Road, Wilmington, MA  01887
------------------------------------------------------- ----------------------------------------------------------------------------
Ametek Aerospace                                        1644 Whittier Ave., Costa Mesa, CA  92627
------------------------------------------------------- ----------------------------------------------------------------------------
Applied Aerodynamics Inc                                2265 Valley Branch Ln, Dallas, TX  75234
------------------------------------------------------- ----------------------------------------------------------------------------
Argo-Tech Corporation                                   671 West 17th Street, Costa Mesa, CA  92627
------------------------------------------------------- ----------------------------------------------------------------------------
Arkwin Industries, Inc                                  686 Main Street, Westbury, NY  11590
------------------------------------------------------- ----------------------------------------------------------------------------
Aviall Battery Shop                                     2139 Airport Rd, Waterford, MI  48327
------------------------------------------------------- ----------------------------------------------------------------------------
Aviall Services Inc                                     8210 Haskell Avenue, Van Nuys, CA  91406
------------------------------------------------------- ----------------------------------------------------------------------------
Aviall Services Inc                                     8305 B Telephone Rd, Houston, TX  77061
------------------------------------------------------- ----------------------------------------------------------------------------
Aviall Services Inc                                     140 Grand St., Teterboro Airport, Carlstadt, NJ  07072
------------------------------------------------------- ----------------------------------------------------------------------------
Aviation Product Support Inc                            7600 Tyler Blvd, Mentor, OH  44060
------------------------------------------------------- ----------------------------------------------------------------------------
Av-Ox, Inc                                              6734 Valjean Avenue, Van Nuys, CA  91406
------------------------------------------------------- ----------------------------------------------------------------------------
Av-Ox, Inc                                              1812 Production Court, Louisville, KY  40299
------------------------------------------------------- ----------------------------------------------------------------------------
Avtech Corp                                             3400 Wallingford Avenue N, Seattle, WA  98103
------------------------------------------------------- ----------------------------------------------------------------------------
BAE Systems Controls Inc                                2000 Taylor St, Dock #1, Fort Wayne, IN  46802
------------------------------------------------------- ----------------------------------------------------------------------------
Barry Controls Aerospace                                4510 Van Owen Street, Burbank, CA  91505
------------------------------------------------------- ----------------------------------------------------------------------------
BE Aerospace                                            10800 Pflumm Road, Lenexa, KS  66215
------------------------------------------------------- ----------------------------------------------------------------------------
BE Aerospace ISG                                        3355 E. Lapalma Avenue, Repair Division, Anaheim, CA  92806
------------------------------------------------------- ----------------------------------------------------------------------------
BFGoodrich Aircraft                                     Repairs/Cust Service, 100 Panton Road, Vergennes, VT  05491
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------- ----------------------------------------------------------------------------
Boeing Company Airplane Div                             Cust Repair Services, M/S 34-02/Col d4, 2201 S. 142 St. Door W10,
                                                        Seatac, WA  98168
------------------------------------------------------- ----------------------------------------------------------------------------
Boeing Company Airplane Div                             3131 Storey Road West, Irving, TX  75038
------------------------------------------------------- ----------------------------------------------------------------------------
Boeing Company Airplane Div                             2201 S 142nd Street, Bldg 2201 Door W-10, SSA111, Seatac, WA  98168
------------------------------------------------------- ----------------------------------------------------------------------------
Boeing Company Airplane Div                             The Boeing Co Wichita Div, Attn:  T Spear 316-526-7268, 3801 S. Oliver,
                                                        Building 1-198D, Wichita, KS 67277-2207
------------------------------------------------------- ----------------------------------------------------------------------------
Britax Aircraft Interior                                Kent North Corporate Park, 8011 South 187th Street, Building G,
                                                        Kent, WA  98032
------------------------------------------------------- ----------------------------------------------------------------------------
Carleton Technologies Inc                               10 Cobham Drive, Orchard Park, NY  14127
------------------------------------------------------- ----------------------------------------------------------------------------
Circle Seal Corporation                                 Return Materials, 2301 Wardlow Circle, Corona, CA  91720
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines                                    Battery Shop, Orlando Intl Airport, 5410 Bear Rd, Suite 300,
                                                        Orlando, FL  32827
------------------------------------------------------- ----------------------------------------------------------------------------
Continental Airlines, Inc.                              Sheetmetal Sh, E250, MX10, Los Angeles Intl Airport, 7300 World Way West,
                                                        Los Angeles, CA  90045
------------------------------------------------------- ----------------------------------------------------------------------------
Crane Co Hydro-Aire Division                            3000 Winona Avenue, Burbank, CA  91503
------------------------------------------------------- ----------------------------------------------------------------------------
Crissair Inc                                            38905 10th Street East, Palmdale, CA  93590
------------------------------------------------------- ----------------------------------------------------------------------------
Curtiss-Wright Flight Sys                               3120 Northwest Blvd., Gastonia, NC  28052-1167
------------------------------------------------------- ----------------------------------------------------------------------------
Delta Airlines Inc                                      Hartsfield Int'l Airport, TOC2 & TOC3 Breezeway, Department 380,
                                                        1775 Aviation Blvd, Atlanta, GA  30320-6001
------------------------------------------------------- ----------------------------------------------------------------------------
Eaton Aeroquip Inc                                      Meadowbrook Road, Toccoa, GA  30577
------------------------------------------------------- ----------------------------------------------------------------------------
Eaton Aerospace LLC                                     3675 Patterson Avenue S.E., Grand Rapids, MI  49512
------------------------------------------------------- ----------------------------------------------------------------------------
EFS Aerospace Inc 643247                                24910 Avenue Tibbetts, Valencia, CA  91355
------------------------------------------------------- ----------------------------------------------------------------------------
Eldec Corporation                                       1522 217th Pl. Southeast, Bothell, WA  98021
------------------------------------------------------- ----------------------------------------------------------------------------
Envirovac Inc                                           1260 Turret Drive, Rockford, IL  61115
------------------------------------------------------- ----------------------------------------------------------------------------
Fortner Engineering &                                   918 Thompson Avenue, Glendale, CA  91201-2079
------------------------------------------------------- ----------------------------------------------------------------------------
Frisby Aerospace, Inc                                   4520 Hampton Rd, Clemmons, NC  27012
------------------------------------------------------- ----------------------------------------------------------------------------
Gables Engineering Inc                                  247 Greco Avenue, Coral Gables, FL  33146
------------------------------------------------------- ----------------------------------------------------------------------------
GE Aircraft Engines                                     1200 Jaybird Road, Peebles, OH  45660
------------------------------------------------------- ----------------------------------------------------------------------------
GE Engine Services, Inc                                 Aviation Service Dept, ACSC Central Rcv'g Dock 1, 199 Container Place,
                                                        Cincinnati, OH  45246
------------------------------------------------------- ----------------------------------------------------------------------------
GE Engine Services, Inc                                 Strother Field Industrial Park, Arkansas City, KS  67005
------------------------------------------------------- ----------------------------------------------------------------------------
GE Engine Services, Inc                                 c/o Honeywell Intl Inc, 1 Cliff Garrett Dr, Anniston, AL  36201
------------------------------------------------------- ----------------------------------------------------------------------------
General Dynamics OTS, Inc.                              Attn:  CRR, 9845 Willows Rd. NE, Building 97A, Redmond, WA  98052
------------------------------------------------------- ----------------------------------------------------------------------------
GKN Aerospace Chem-Tronics Inc                          1550 N. 105th East Avenue, Tulsa, OK  74116
------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation                                    2403 Walnut Ridge, Dallas, TX  75229
------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation                                    9151 King Arthur Drive, Dallas, TX  75247
------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation                                    Landing Gear Division, 3201 N W. 167th St, Opa Lacka, FL  33056-4253
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation                                    Stringtown Rd., HC75, Union, WV  24983
------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation                                    30 Van Nostrand Avenue, Englewood, NJ  07631-4396
------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation                                    Aerostructures Group, Foley Service Center, 1300 West Fern Avenue,
                                                        Foley, AL  36536
------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation                                    3405 So 5th Street, Phoenix, AZ  85040
------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation                                    Everett Service Center, Everett, WA  98204-3500
------------------------------------------------------- ----------------------------------------------------------------------------
Goodrich Corporation AIS                                817 W. Howard Lane, Austin, TX  78753-9710
------------------------------------------------------- ----------------------------------------------------------------------------
H&L Accessory Inc                                       T824 Old Woodruff Rd, Greer, SC  29651
------------------------------------------------------- ----------------------------------------------------------------------------
Hamilton Sundstrand                                     4747 Harrison Road, Plant 6, RATN. Repair Center, Rockford, IL  61108
------------------------------------------------------- ----------------------------------------------------------------------------
Hamilton Sundstrand                                     18008B N. Black Canyon Highway, Phoenix, AZ  85023
------------------------------------------------------- ----------------------------------------------------------------------------
Hamilton Sundstrand Corp                                1 Hamilton Rd., Doc W, Windsor Locks, CT  06096
------------------------------------------------------- ----------------------------------------------------------------------------
Hamilton Sundstrand Corp                                4401 Donald Douglas Drive, Long Beach, CA  90808
------------------------------------------------------- ----------------------------------------------------------------------------
Hartman Electrical Mfg.                                 Div.-CII Technologies, 175 North Diamond Street, Mansfield, OH  44902
------------------------------------------------------- ----------------------------------------------------------------------------
Hawker Pacific Inc                                      11310 Sherman Way, Sun Valley, CA  91352
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell Inc                                           1830 Industrial Avenue, Wichita, KS  67216
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell Inc                                           4150 Lind Ave S W, Renton, WA  98055
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell Inc                                           8840 Evergreen Blvd., Coon Rapids, MN  55433-6040
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell International                                 16580 Air Center Blvd., Suite #400, Houston, TX  77032
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell International Inc                             1944 E. Sky Harbor Circle, Phoenix, AZ  85034
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell International Inc                             1 Cliff Garrett Dr., Anniston, AL  36201
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell International Inc                             1300 West Warner Road, R & O Receiving, Tempe, AZ  85284
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell International Inc                             11100 N Oracle Rd, Tucson, AZ  85740-8001
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell International Inc                             117 E. Providencia St., Burbank, CA  91502
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell International Inc                             6930 N. Lakewood, Tulsa, OK  74117
------------------------------------------------------- ----------------------------------------------------------------------------
Honeywell/Grimes                                        Product Support Group, 240 Twain Ave, Urbana, OH  43078
------------------------------------------------------- ----------------------------------------------------------------------------
HR Textron Inc                                          25200 West Rye Can Rd, Valencia, CA  91355
------------------------------------------------------- ----------------------------------------------------------------------------
I T T Aerospace Controls                                Repair and Overhaul, 28150 Industry Drive, Valencia, CA  91355
------------------------------------------------------- ----------------------------------------------------------------------------
Iacobucci U.S.A.                                        200 Industrial Way West, Eatontown, NJ  07724
------------------------------------------------------- ----------------------------------------------------------------------------
IDC Aerospace, LLC                                      8050 W. Fairlane Avenue, Milwaukee, WI  53223
------------------------------------------------------- ----------------------------------------------------------------------------
IPECO Inc                                               2275 Jefferson Street, Torrance, CA  90501
------------------------------------------------------- ----------------------------------------------------------------------------
JAMCO America                                           1018 80th St SW, Everett, WA  98203
------------------------------------------------------- ----------------------------------------------------------------------------
Kidde Aerospace                                         4200 Airport Dr, NW Bldg. B, Wilson, NC  27896-9643
------------------------------------------------------- ----------------------------------------------------------------------------
KPS N.A. Inc                                            500-D Radar Road, Greensboro, NC  27410
------------------------------------------------------- ----------------------------------------------------------------------------
Kulite Semiconductor Prod.                              One Willow Tree Road, Leonia, NJ  07605
------------------------------------------------------- ----------------------------------------------------------------------------
L3 Communications Aviation                              6000 Fruitville Road, Sarasota, FL  34232-6414
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------- ----------------------------------------------------------------------------
Labinal Aero Defense Sys Inc                            7505 Hardeson Road, Suite 100, Everett, WA  98203
------------------------------------------------------- ----------------------------------------------------------------------------
Matsushita Avionics Systems                             22333 29th Drive S.E., Bothell, WA  98021
------------------------------------------------------- ----------------------------------------------------------------------------
Matsushita Avionics Systems                             1405 South Beltline Rd #300, Coppell, TX  75019
------------------------------------------------------- ----------------------------------------------------------------------------
Med-Air                                                 23015 N. 15 Ave., Suite 105, Phoenix, AZ  85027
------------------------------------------------------- ----------------------------------------------------------------------------
Meggitt Safety Systems, Inc                             1915 Voyager Avenue, Simi Valley, CA  93063-3349
------------------------------------------------------- ----------------------------------------------------------------------------
Messier Services                                        America, Inc., 45360 Severn Way, Sterling, VA  20166-8914
------------------------------------------------------- ----------------------------------------------------------------------------
Midway Aircraft Instrument                              100 Riser Rd., Little Ferry, NJ  07643
------------------------------------------------------- ----------------------------------------------------------------------------
Miltope Corp                                            Attn: Product Support, 500 Richardson Road South, Hope Hull, AL  36043
------------------------------------------------------- ----------------------------------------------------------------------------
Monogram Sanitation                                     800 West Artesia Blvd., Compton, CA  90224
------------------------------------------------------- ----------------------------------------------------------------------------
Moog Inc                                                2268 South 3270 West, Salt Lake City, UT  84119
------------------------------------------------------- ----------------------------------------------------------------------------
Norco Inc                                               139 Ethan Allen Highway, Ridgefield, CT  06877-6294
------------------------------------------------------- ----------------------------------------------------------------------------
Nordam Group Inc                                        11200 E. Pine Street, Tulsa, OK  74116
------------------------------------------------------- ----------------------------------------------------------------------------
Nordam-Texas                                            5101 Blue Mound Rd, Ft. Worth, TX  76106
------------------------------------------------------- ----------------------------------------------------------------------------
P L Porter Controls, Inc                                6355 Desoto, Woodland Hills, CA  91367
------------------------------------------------------- ----------------------------------------------------------------------------
Parker Hannifin                                         2220 Palmer Ave., Kalamazoo, MI  49001-4165
------------------------------------------------------- ----------------------------------------------------------------------------
Parker Hannifin Corp                                    14300 Alton Parkway, Irvine, CA  92618
------------------------------------------------------- ----------------------------------------------------------------------------
Parker Hannifin Corp                                    Gull Electronics Sys. Div, 300 Marcus Boulevard, Smithtown, NY  11787
------------------------------------------------------- ----------------------------------------------------------------------------
Parker Hannifin Corp                                    200 Railroad Street, Forest, OH  45843
------------------------------------------------------- ----------------------------------------------------------------------------
PPG Industries Inc                                      1719 Highway 72 East, Huntsville, AL  35811
------------------------------------------------------- ----------------------------------------------------------------------------
Radiant Power Corp                                      6416 Parkland Drive, Ste B, Sarasota, FL  34243
------------------------------------------------------- ----------------------------------------------------------------------------
Rockwell Collins                                        7235 Corporate Center Dr., #E, Miami, FL  33126
------------------------------------------------------- ----------------------------------------------------------------------------
Rockwell Collins Avionics                               400 Collins Road N.E., Cedar Rapids, IA  52498
------------------------------------------------------- ----------------------------------------------------------------------------
Rockwell Collins Avionics                               5159 Southridge Parkway, Atlanta, GA  30349
------------------------------------------------------- ----------------------------------------------------------------------------
Rockwell Collins Avionics                               2051 Airport Road, Wichita, KS  67209-1949
------------------------------------------------------- ----------------------------------------------------------------------------
Rockwell Collins Avionics                               8304 Esters Blvd, Suite 890, Irving, TX  75062-2209
------------------------------------------------------- ----------------------------------------------------------------------------
Rockwell Collins Avionics                               620 Naches Ave SW, Renton, WA  98055
------------------------------------------------------- ----------------------------------------------------------------------------
Rogerson Kratos                                         16940 Von Karman, Irvine, CA  92606
------------------------------------------------------- ----------------------------------------------------------------------------
Rosemount Aerospace Inc                                 14300 Judicial Road, Burnsville, MN  55306
------------------------------------------------------- ----------------------------------------------------------------------------
Sicma Aero Seat Services, Inc                           22030 20th Ave. SE Ste 102, Bothell, WA  98021
------------------------------------------------------- ----------------------------------------------------------------------------
Smiths Aerospace Acuation                               2720 W Washington Ave, Yakima, WA  98909
------------------------------------------------------- ----------------------------------------------------------------------------
Smiths Industries                                       14100 Roosevelt Blvd. Dock B, Clearwater, FL  33762
------------------------------------------------------- ----------------------------------------------------------------------------
Smiths Industries                                       3290 Patterson Ave., Grand Rapids, MI  49512-1991
------------------------------------------------------- ----------------------------------------------------------------------------
Smiths Industries Acuation Sys                          110 Algonquin Parkway, Whippany, NJ  07981
------------------------------------------------------- ----------------------------------------------------------------------------
Soundair                                                15510 Wood-Red Rd., Woodinville, WA  98072
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------- ----------------------------------------------------------------------------
Spirent Systems Wichita Inc                             8710 E. 32nd North, Wichita, KS  67226
------------------------------------------------------- ----------------------------------------------------------------------------
Tactair Fluids Control                                  4806 West Taft Road, Liverpool, NY  13088
------------------------------------------------------- ----------------------------------------------------------------------------
Teledyne Controls                                       12333 West Olympic Boulevard, Los Angeles, CA  90064
------------------------------------------------------- ----------------------------------------------------------------------------
Thales Avionics, Inc.                                   641 Industry Drive, Seattle, WA  98188
------------------------------------------------------- ----------------------------------------------------------------------------
Transaero Inc                                           80 Crossways Park Drive, Woodbury, NY  11797
------------------------------------------------------- ----------------------------------------------------------------------------
Transdigital Comm Corporation                           1800 E Lambert Road, Suite 230, Brea, CA  92821
------------------------------------------------------- ----------------------------------------------------------------------------
Unison Industries                                       7575 Bay Meadows Way, Jacksonville, FL  32256
------------------------------------------------------- ----------------------------------------------------------------------------
Verizon Airfone Inc                                     3600 Thayer Ct, Aurora, IL  60504
------------------------------------------------------- ----------------------------------------------------------------------------
Vibro-Metr Inc                                          10 Ammon Drve, Manchester, NH  03103
------------------------------------------------------- ----------------------------------------------------------------------------
Vickers Inc                                             5353 Highland Drive, Jackson, MS  39206
------------------------------------------------------- ----------------------------------------------------------------------------
Volvo Aero Services LP                                  23206 66th Ave South, Kent, WA  98032
------------------------------------------------------- ----------------------------------------------------------------------------
West Coast Specialties Inc                              8158 304th Ave. S.E., Preston, WA  98050
------------------------------------------------------- ----------------------------------------------------------------------------
Whittaker Controls Inc                                  12838 Saticoy St, North Hollywood, CA  91605
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------------------------------------------------------------------------------------

                                                                        MAINLINE STATIONS

------------------------------------------------------------------------------------------------------------------------------------
Albuquerque Int'l Airport                               2200 Sunport Blvd South East, Albuquerque, NM  87106
------------------------------------------------------- ----------------------------------------------------------------------------
Anchorage Int'l Airport                                 5000 W. International Airport, Anchorage, AK  99502
------------------------------------------------------- ----------------------------------------------------------------------------
Atlanta Int'l Airport                                   6000 North Terminal Drive, Atlanta, GA  30320
------------------------------------------------------- ----------------------------------------------------------------------------
Austin-Bergstrom Int'l Airport                          3600 Presidential Blvd, Suite 103, Austin, TX  78719
------------------------------------------------------- ----------------------------------------------------------------------------
Bradley Int'l Airport                                   Bradley International Airport, Windsor Locks, CT  06096
------------------------------------------------------- ----------------------------------------------------------------------------
Birmingham Int'l Airport                                5900 Airport Hwy., Birmingham, AL  35212
------------------------------------------------------- ----------------------------------------------------------------------------
Nashville Metropolitan Airport                          1 Terminal Dr, Suite 329, Nashville, TN  37214
------------------------------------------------------- ----------------------------------------------------------------------------
Logan Int'l Airport                                     Logan International Airport, 300 Terminal C, East Boston, MA  02128
------------------------------------------------------- ----------------------------------------------------------------------------
Baton Rouge Metropolitan Airport                        Terminal Building, Baton Rouge, LA  70807
------------------------------------------------------- ----------------------------------------------------------------------------
Buffalo Niagara Int'l Airport                           Buffalo Niagara International Airport, East Terminal, Attn: Ticket Counter,
                                                        Buffalo, NY  14225
------------------------------------------------------- ----------------------------------------------------------------------------
Baltimore/Washington Int'l Airport                      Baltimore/Washington International Airport, Baltimore, MD  21240
------------------------------------------------------- ----------------------------------------------------------------------------
Charleston Int'l Airport                                5500 International Blvd, Ticket Counter, Charleston, SC  29418
------------------------------------------------------- ----------------------------------------------------------------------------
Charlotte Douglas Int'l Airport                         5501 Josh Birmingham Pkwy, Charlotte, NC  28219
------------------------------------------------------- ----------------------------------------------------------------------------
Port Columbus Int'l Airport                             4600 International Gateway, Columbus, OH  43219
------------------------------------------------------- ----------------------------------------------------------------------------
Colorado Springs Int'l Airport                          Peterson Field, 7770 Drennan Rd., Colorado Springs, CO   80916
------------------------------------------------------- ----------------------------------------------------------------------------
Corpus Christi Int'l Airport                            606 International Dr., Corpus Christi, TX  78406
------------------------------------------------------- ----------------------------------------------------------------------------
Washington National Airport                             Ronald Reagan Washington National Airport, Terminal B, Washington, DC  20001
------------------------------------------------------- ----------------------------------------------------------------------------
Denver Int'l Airport                                    8700 Pena Blvd., Room 3260, Denver, CO  80249
------------------------------------------------------- ----------------------------------------------------------------------------
Dallas/Ft.Worth Int'l Airport                           Terminal B, Dallas/Ft. Worth, TX  75261
------------------------------------------------------- ----------------------------------------------------------------------------
Detroit MetroAirport                                    Edward H. McNamara Terminal, Building 830, Detroit, MI  48242
------------------------------------------------------- ----------------------------------------------------------------------------
Eagle/Vail Int'l Airport                                0215 Eldon Wilson Rd., Gypsum, CO  81637
------------------------------------------------------- ----------------------------------------------------------------------------
El Paso Int'l Airport                                   6701 Convair, El Paso, TX  79925
------------------------------------------------------- ----------------------------------------------------------------------------
Ft. Lauderdale Int'l Airport                            50 Terminal Drive, Terminal 1, Ft. Lauderdale, FL  33315
------------------------------------------------------- ----------------------------------------------------------------------------
Piedmont Triad Int'lAirport                             6415 Airport Parkway, Greensboro, NC  27409
------------------------------------------------------- ----------------------------------------------------------------------------
Yampa Valley Regional Airport                           11005 Routt County Rd. 51A, Hayden, CO  81639
------------------------------------------------------- ----------------------------------------------------------------------------
Honolulu Int'l Airport                                  300 Rogers Blvd. #11, Honolulu, HI  96819
------------------------------------------------------- ----------------------------------------------------------------------------
Washington Dulles Int'l Airport                         Main Ticket Counter, Washington, DC  20041
------------------------------------------------------- ----------------------------------------------------------------------------
Indianapolis Int'l Airport                              2500 South High School Rd. Suite 33, Indianapolis, IN  46241
------------------------------------------------------- ----------------------------------------------------------------------------
Jacksonville Int'l Airport                              2400 Yankee Clipper Drive, Suite 108, Jacksonville, FL  32218
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------- ----------------------------------------------------------------------------
JFK Int'l Airport                                       Terminal One Ticket Office, Jamaica, NY  11430
------------------------------------------------------- ----------------------------------------------------------------------------
McCarran Int'l Airport                                  5757 Wayne Newton Blvd., Las Vegas, NV  89111
------------------------------------------------------- ----------------------------------------------------------------------------
Los Angeles Int'l Airport                               600 World Way, Los Angeles, CA  90045
------------------------------------------------------- ----------------------------------------------------------------------------
La Guardia Int'l Airport                                Central Terminal Building, Flushing, NY  11371
------------------------------------------------------- ----------------------------------------------------------------------------
Kansas City Int'l Airport                               52 Beirut Circle, Kansas City, MO  64153
------------------------------------------------------- ----------------------------------------------------------------------------
Orlando Int'l Airport                                   9247 Airport Blvd, Orlando, FL  32827
------------------------------------------------------- ----------------------------------------------------------------------------
Midway Airport                                          5757 S. Cicero, Chicago, IL  60638
------------------------------------------------------- ----------------------------------------------------------------------------
Memphis Int'l Airport                                   2491 Winchester, Memphis, TN  38116
------------------------------------------------------- ----------------------------------------------------------------------------
Miller Int'l Airport                                    2500 South Bicentennial Blvd, Suite 101, McAllen, TX  78503
------------------------------------------------------- ----------------------------------------------------------------------------
Manchester Airport                                      Manchester Airport, Airport Road, Manchester, NH  03103
------------------------------------------------------- ----------------------------------------------------------------------------
Miami Int'l Airport                                     Miami International Airport, Concourse G - 3rd Fl., Miami, FL  33159
------------------------------------------------------- ----------------------------------------------------------------------------
General Mitchell Int'l Airport                          S. Howell Avenue, Milwaukee, WI  53207
------------------------------------------------------- ----------------------------------------------------------------------------
Minneapolis/St.Paul Int'l Airport                       4300 Glumack Drive, Blue Concourse, St. Paul, MN  55111
------------------------------------------------------- ----------------------------------------------------------------------------
New Orleans Int'l Airport                               900 Airline Hwy., Kenner, LA  70061
------------------------------------------------------- ----------------------------------------------------------------------------
Montrose County Airport                                 2100 Airport Road, Suite 104, Montrose, CO  81401
------------------------------------------------------- ----------------------------------------------------------------------------
Myrtle Beach Int'l Airport                              1100 Jetport Rd., Myrtle Beach, SC  29577
------------------------------------------------------- ----------------------------------------------------------------------------
Oakland Int'l Airport                                   1 Airport Drive, Oakland, CA  94621
------------------------------------------------------- ----------------------------------------------------------------------------
Will Rogers World Airport                               7100 Terminal Dr., Oklahoma City, OK  73159
------------------------------------------------------- ----------------------------------------------------------------------------
Eppley Airfield                                         4501 Abbot Drive, Omaha, NE  68119
------------------------------------------------------- ----------------------------------------------------------------------------
Ontario Int'l Airport                                   2900 E. Airport Dr., Room 1464, Ontario, CA  91761
------------------------------------------------------- ----------------------------------------------------------------------------
O'Hare Int'l Airport                                    O'Hare International Airport, Chicago, IL  60666
------------------------------------------------------- ----------------------------------------------------------------------------
Norfolk Int'l Airport                                   2200 Norview Avenue, Norfolk, VA  23518
------------------------------------------------------- ----------------------------------------------------------------------------
Palm Beach Int'l Airport                                1000 PBIA, Box #114, West Palm Beach, FL  33406
------------------------------------------------------- ----------------------------------------------------------------------------
Portland Int'l Airport                                  7000 NE Airport Way, Portland, OR  97218
------------------------------------------------------- ----------------------------------------------------------------------------
Philadelphia Int'l Airport                              Philadelphia International Airport, Concourse D, Philadelphia, PA  19153
------------------------------------------------------- ----------------------------------------------------------------------------
Sky Harbor Int'l Airport                                3800 Sky Harbor Blvd., Phoenix, AZ  85034
------------------------------------------------------- ----------------------------------------------------------------------------
Pittsburgh Int'l Airport                                Pittsburgh International Airport, Main Terminal, Pittsburgh, PA  15231
------------------------------------------------------- ----------------------------------------------------------------------------
Pensacola Int'l Airport                                 2430 Airport Blvd., Pensacola, FL  32504
------------------------------------------------------- ----------------------------------------------------------------------------
Palm Springs Int'l Airport                              3400 E. Tahquitz Canyon Way Suite 2, Palm Springs, CA  92262
------------------------------------------------------- ----------------------------------------------------------------------------
Theodore Francis Green Airport                          T. F. Green State Airport, Post Road, Warwick, RI  02886
------------------------------------------------------- ----------------------------------------------------------------------------
Raleigh Durham Int'l. Airport.                          1035 Cargo Rd, Raleigh NC  27623
------------------------------------------------------- ----------------------------------------------------------------------------
Richmond Int'l Airport                                  1 Richard E. Byrd Drive, Suite 105, Richmond, VA  23231
------------------------------------------------------- ----------------------------------------------------------------------------
Reno Tahoe Int'l Airport                                2001 East Plumb Lane, Reno, NV  89502
------------------------------------------------------- ----------------------------------------------------------------------------
Southwest Florida Int'l Airport                         16000 Chamberlin Parkway, Ft. Myers, FL  33913
------------------------------------------------------- ----------------------------------------------------------------------------


                                                                                                                          SCHEDULE 1
                                                                                                                DESIGNATED LOCATIONS

------------------------------------------------------- ----------------------------------------------------------------------------
San Diego Int'l Airport                                 3707 North Harbor Drive, Suite 115, San Diego, CA  92101
------------------------------------------------------- ----------------------------------------------------------------------------
San Antonio Int'l Airport                               9700 Airport Blvd., San Antonio, TX  78216
------------------------------------------------------- ----------------------------------------------------------------------------
Savannah Int'l Aiport                                   424 Airways Ave., Savannah, GA  31408
------------------------------------------------------- ----------------------------------------------------------------------------
Louisville Int'l Airport                                600 Terminal Drive, Box 6, Louisville, KY  40209
------------------------------------------------------- ----------------------------------------------------------------------------
Seattle-Tacoma Int'l Airport                            17801 Pacific Highway South, Seattle, WA  98158
------------------------------------------------------- ----------------------------------------------------------------------------
San Francisco Int'l Airport                             South Terminal Building Tkt Counter Level, San Francisco, CA  94128
------------------------------------------------------- ----------------------------------------------------------------------------
San Jose Int'l Airport                                  1661 Airport Blvd, Terminal C, San Jose, CA  95110
------------------------------------------------------- ----------------------------------------------------------------------------
Salt Lake Int'l Airport                                 776 Terminal Rd., Salt Lake City, UT  84122
------------------------------------------------------- ----------------------------------------------------------------------------
Sacramento Metropolitan Airport                         6850 Airport Boulevard, Sacramento, CA  95837
------------------------------------------------------- ----------------------------------------------------------------------------
John Wayne Airport                                      18601 N. Airport Way, Suite 207, Santa Ana, CA  92707
------------------------------------------------------- ----------------------------------------------------------------------------
Sarasota/Bradenten Airport                              6008 Airport Circle, Sarasota, FL  34243
------------------------------------------------------- ----------------------------------------------------------------------------
Lambert Field                                           10701 Lambert Int'l Blvd., St. Louis, MO  63145
------------------------------------------------------- ----------------------------------------------------------------------------
Tampa Int'l Airport                                     5500 West Spruce St., Tampa, FL  33607
------------------------------------------------------- ----------------------------------------------------------------------------
Tulsa Int'l Airport                                     7777 East Apache, Tulsa, OK  74115
------------------------------------------------------- ----------------------------------------------------------------------------
Tucson Int'l Airport                                    7005 South Plumer Ave., Tucson, AZ  85706
------------------------------------------------------- ----------------------------------------------------------------------------

